                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                           $419,477,000 (APPROXIMATE)
                                     C-BASS
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2004-CB2

                                 (C-BASS LOGO)

               CREDIT-BASED ASSET SERVICING AND SECURITIZATION LLC
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                            LITTON LOAN SERVICING LP
                                    SERVICER

                                FEBRUARY 26, 2004

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

                                   TERM SHEET
                                FEBRUARY 26, 2004

                                     C-BASS
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2004-CB2

                         $419,477,000 (APPROXIMATE) (1)
                               SUBJECT TO REVISION

                                                           PAYMENT                           EXPECTED   STATED
                                             WAL (YRS)     WINDOW                             FINAL      FINAL         EXPECTED
 CLASS             APPROX                   (CALL (6)/    (CALL (6)/  PAYMENT    INTEREST    MATURITY   MATURITY    RATINGS (FITCH
                  SIZE (1)       COUPON     MATURITY)     MATURITY)    DELAY    ACCRUAL(2)     (6)        (7)       / MOODY'S / S&P)
------------------------------------------------------------------------------------------------------------------------------------
CLASS AF-1      $144,009,000  Fixed         2.79/3.31     1-80/1-188     24      30/360      10/2010    01/2035        AAA/Aaa/AAA
                              (4),(5),(7)

CLASS AV-1      $100,848,000  LIBOR + [ ]   1.81/1.82     1-80/1-89      0      Actual/360   10/2010    01/2035        AAA/Aaa/AAA
                               (4), (5)
CLASS AV-2      $66,038,000   LIBOR + [ ]   1.00/1.00     1-23/1-23      0      Actual/360   01/2006    01/2035        AAA/Aaa/AAA
                               (4), (5)
CLASS AV-3      $34,809,000   LIBOR + [ ]   3.35/3.37    23-80/23-89     0      Actual/360   10/2010    01/2035        AAA/Aaa/AAA
                               (4), (5)
CLASS A-IO         Notional     1.50%         N/A            N/A        24       30/360        N/A        N/A          AAA/Aaa/AAA
                                (3)
CLASS M-1        $24,241,000  LIBOR + [ ]   4.65/5.16   42-80/42-152     0      Actual/360   10/2010    01/2035          AA/Aa2/AA
                               (4), (5)
CLASS M-2        $21,079,000  LIBOR + [ ]   4.54/4.98   39-80/39-138     0      Actual/360   10/2010    01/2035             A/A2/A
                               (4), (5)
CLASS M-3         $5,269,000  LIBOR + [ ]   4.50/4.88   39-80/39-119     0      Actual/360   10/2010    01/2035           A-/A3/A-
                               (4), (5)
CLASS B-1         $5,269,000  LIBOR + [ ]   4.48/4.80   38-80/38-112     0      Actual/360   10/2010    01/2035     BBB+/Baa1/BBB+
                               (4), (5)
CLASS B-2         $5,269,000  LIBOR + [ ]   4.47/4.71   38-80/38-103     0      Actual/360   10/2010    01/2035       BBB/Baa2/BBB
                               (4), (5)
CLASS B-3         $5,269,000  LIBOR + [ ]   4.45/4.52   37-80/37-92      0      Actual/360   10/2010    01/2035     BBB-/Baa3/BBB-
                               (4), (5)
CLASS B-4         $7,377,000  LIBOR + [ ]      N/A          N/A          0      Actual/360     N/A        N/A           BB-/Ba2/BB
                              (4), (5),(8)
                  ---------   -----------   ---------   ------------  ------    ---------    ------     ------      --------------
TOTAL
OFFERED:         $419,477,000
                 ============

1) The approximate size is subject to a permitted variance in the aggregate of plus or minus 5%.

2) The Offered Certificates will be priced to the Optional Termination Date. The Class AV-1, Class AV-2 and Class AV-3 Certificates, the Mezzanine Certificates and the Subordinate Certificates will settle flat. The Class AF-1 and Class A-IO Certificates will settle with accrued interest, beginning on February 1, 2004.

3) The Class A-IO Certificates are a [30] month interest only class and will receive interest at a fixed rate of 1.50%.

4) The pass-through rate on the Class AF-1 Certificates will increase by 0.50% on the first Distribution Date after the first possible Optional Termination Date and the certificate margin on the Class AV-1, Class AV-2 and Class AV-3 Certificates will equal 2 times its original applicable margin on the first Distribution Date after the first possible Optional Termination Date. The certificate margin on each class of the Mezzanine Certificates and the Subordinate Certificates will equal 1.5 times its original certificate margin on the first Distribution Date after the first possible Optional Termination Date.

5) The Offered Certificates (other than the Class A-IO Certificates) and the Class B-4 Certificates will be subject to the applicable rate cap as described herein.

6) The Certificates will be priced at 23% HEP for the fixed rate collateral and 100% PPC for the adjustable rate collateral, which assumes 2% CPR in month 1, an additional 1/11th of 28% CPR for each month thereafter, building to 30% CPR in month 12 and remaining constant at 30% CPR until month 22, increasing to and remaining constant at 50% CPR from month 23 until month 27 and decreasing and remaining constant at 35% CPR from month 28 and thereafter. Also, assumes 10% optional termination.

7)       Latest maturity date for any mortgage loan plus one year.

8) The Class B-4 Certificates will be privately placed and will not be offered pursuant to the prospectus. Information presented herein for the Class B-4 Certificates is solely to assist purchasers of the Offered Certificates.

                          Class A-IO Notional Schedule

The notional amount of the Class A-IO Certificates will have two components - a Group I component and a Group II component. On any distribution date, the notional amount of these components will equal the lesser of (i) the aggregate principal balance of the Group I mortgage loans, in the case of the Group I component, and the aggregate principal balance of the Group II mortgage loans, in the case of the Group II component, in either case before the application of any principal payments for related due date and (ii) the amount as stated in the schedule below for each component described below. The pass-through rate on each component will be equal to 1.50% per annum.

                                            A-IO-1                    A-IO-2
                   DISTRIBUTION        GROUP I COMPONENT        GROUP II COMPONENT           A-IO (TOTAL)
 PERIOD                DATE            NOTIONAL AMOUNT           NOTIONAL AMOUNT           NOTIONAL AMOUNT
----------------------------------------------------------------------------------------------------------
 1                  03/25/04            $175,620,686              $245,969,708              $421,590,394
 2                  04/25/04             162,548,847               227,714,939               390,263,786
 3                  05/25/04             150,448,920               210,813,866               361,262,786
 4                  06/25/04             139,248,711               195,166,186               334,414,897
 5                  07/25/04             128,881,387               180,679,006               309,560,393
 6                  08/25/04             119,285,072               167,266,323               286,551,395
 7                  09/25/04             110,402,485               154,848,501               265,250,986
 8                  10/25/04             102,180,595               143,351,804               245,532,399
 9                  11/25/04              94,570,309               132,707,958               227,278,267
 10                 12/25/04              87,526,178               122,853,743               210,379,921
 11                 01/25/05              81,006,127               113,730,626               194,736,753
 12                 02/25/05              74,971,206               105,284,407               180,255,613
 13                 03/25/05              69,385,356                97,464,902               166,850,258
 14                 04/25/05              64,215,195                90,225,646               154,440,841
 15                 05/25/05              59,429,823                83,523,614               142,953,437
 16                 06/25/05              55,000,631                77,318,972               132,319,603
 17                 07/25/05              50,901,139                71,574,813               122,475,952
 18                 08/25/05              47,106,829                66,257,012               113,363,841
 19                 09/25/05              43,595,009                61,333,948               104,928,957
 20                 10/25/05              40,344,670                56,776,345                97,121,015
 21                 11/25/05              37,336,365                52,556,868                89,893,233
 22                 12/25/05              34,552,091                48,650,119                83,202,210
 23                 01/25/06              31,975,183                45,033,494                77,008,677
 24                 02/25/06              29,590,215                41,685,472                71,275,687
 25                 03/25/06              27,382,907                38,586,120                65,969,027
 26                 04/25/06              25,340,039                35,716,984                61,057,023
 27                 05/25/06              23,449,377                33,060,980                56,510,357
 28                 06/25/06              21,699,592                30,602,289                52,301,881
 29                 07/25/06              20,080,201                28,326,265                48,406,466
 30                 08/25/06              18,581,498                26,219,351                44,800,849
 31                 09/25/06                       0                         0                         0

                                    CONTACTS

MBS/ABS TRADING/SYNDICATE

Scott Soltas                          212-449-3659        scott_soltas@ml.com
Vince Mora                            212-449-1437        vince_morajr@ml.com
Charles Sorrentino                    212-449-3659        charles_sorrentino@ml.com

GLOBAL ASSET BACKED FINANCE

Matt Whalen                           212-449-0752        matthew_whalen@ml.com
Paul Park                             212-449-6380        paul_park@ml.com
Ted Bouloukos                         212-449-5029        ted_bouloukos@ml.com
Alan Chan                             212-449-8140        alan_chan@ml.com
Fred Hubert                           212-449-5071        fred_hubert@ml.com
Alice Chang                           212-449-1701        alice_chang@ml.com
Sonia Lee                             212-449-5067        sonia_lee@ml.com
Amanda deZutter                       212-449-0425        amanda_dezutter@ml.com

TITLE OF CERTIFICATES         C-BASS Mortgage Loan Asset-Backed Certificates, Series 2004-CB2, consisting of:
                              - the Class AF-1 Certificates (the "Group I Senior Certificates")
                              - the Clas AV-1, Class AV-2 and Class AV-3 Certificates (the "Group II Senior
                              Certificates")
                              - the Class A-IO Certificates
                              - the Class M-1, Class M-2 and Class M-3 Certificates (the "Mezzanine Certificates")
                              - the Class B-1, Class B-2, Class B-3 and Class B-4 Certificates (the "Subordinate
                              Certificates")
                              The Group I Senior Certificates, the Group II Senior Certificates, the Class A-IO
                              Certificates, the Mezzanine Certificates and the Subordinate Certificates (other than the Class B-4 Certificates) are collectively known as the "Offered Certificates".

UNDERWRITERS                  Merrill Lynch, Pierce, Fenner & Smith Incorporated and Residential Funding Securities
                              Corporation

DEPOSITOR                     Merrill Lynch Mortgage Investors, Inc.

SELLER                        Credit-Based Asset Servicing and Securitization LLC ("C-BASS")

SERVICER                      Litton Loan Servicing LP, a subsidiary of the Seller.

TRUSTEE                       JPMorgan Chase Bank

CUSTODIAN:                    The Bank of New York

CUT-OFF DATE                  February 1, 2004

PRICING DATE                  On or about February [27], 2004

CLOSING DATE                  On or about March [12], 2004

DISTRIBUTION DATES            Distribution of principal and interest on
                              the certificates will be made on the 25th day of
                              each month or, if such day is not a business day,
                              on the first business day thereafter, commencing
                              in March 2004.

PAYMENT DELAY                 With respect to the Group II Senior
                              Certificates, the Mezzanine Certificates and the
                              Subordinate Certificates, 0 days. With respect to
                              the Class AF-1 and the Class A-IO Certificates, 24
                              days.

DAY COUNT                     With respect to the Group II Senior
                              Certificates, the Mezzanine Certificates and the
                              Subordinate Certificates, Actual/360. With respect
                              to the Class AF-1 and the Class A-IO Certificates,
                              30/360.

ERISA CONSIDERATIONS          The Group I Senior Certificates,
                              Group II Senior Certificates and Class A-IO
                              Certificates will be ERISA eligible as of the
                              Closing Date. However, investors should consult
                              with their counsel with respect to the
                              consequences under ERISA and the Internal Revenue
                              Code of an ERISA Plan's acquisition and ownership
                              of such Certificates.

LEGAL INVESTMENT              The offered certificates will not
                              constitute "mortgage-related securities" for the
                              purposes of SMMEA.

TAX STATUS                    For federal income tax purposes, the Trust
                              Fund will include two or more segregated asset
                              pools, with respect to which elections will be
                              made to treat each as a "real estate mortgage
                              investment conduit" ("REMIC").

OPTIONAL TERMINATION DATE     Any Distribution Date on which the aggregate
                              principal balance of the Mortgage Loans declines
                              to 10% or less of the aggregate Cut-off Date
                              principal balance of the Mortgage Loans.

MONTHLY SERVICER              ACTUARIAL LOANS
ADVANCES
                              The Servicer is required to advance at least one
                              business day prior to each Distribution Date
                              scheduled principal and interest (net of the
                              Servicing Fee) that were due during the related
                              collection period that are not received by related
                              determination date until it deems such advance to
                              be non-recoverable. The Servicer will not make any
                              principal advances on REO properties or second
                              lien mortgage loans. The Servicer is not obligated
                              to make such advance with respect to a reduction
                              in the monthly payment due to bankruptcy
                              proceedings or the application of the
                              Servicemembers Civil Relief Act (the "Relief
                              Act").

                              SIMPLE INTEREST LOANS

                              The Servicer will NOT advance principal or interest with respect to any Simple Interest
                              Mortgage Loan (approximately 43 loans and 0.62% of the Mortgage Pool.)

MORTGAGE LOANS                The Mortgage Loans consist of fixed rate and
                              adjustable rate, FHA/VA insured and conventional
                              closed-end Mortgage Loans, secured by 1st and 2nd
                              lien, level pay and balloon mortgages on primarily
                              1-4 family properties and will be serviced by
                              Litton Loan Servicing LP. The collateral
                              information presented in this term sheet regarding
                              the Mortgage Pool is as of February 1, 2004.
                              Please see collateral tables herein for additional
                              information. The Mortgage Pool will be divided
                              into two groups:

                              -    Group I Mortgage Loans will consist of
                                   approximately 900 conforming and
                                   non-conforming fixed rate Mortgage Loans with an aggregate principal balance of approximately $175,620,686.

                              -    Group II Mortgage Loans will consist of
                                   approximately 1,074 conforming and
                                   non-conforming adjustable rate Mortgage Loans with an aggregate principal balance of approximately $245,969,708.

TOTAL DEAL SIZE               Approximately $419,477,000

ADMINISTRATIVE FEES           The Servicer will be paid a servicing fee
                              aggregating approximately [50] bps per annum
                              (payable monthly) on the stated principal balance
                              of the Mortgage Loans. The Trustee will be paid
                              fees aggregating approximately [1.05] bps per
                              annum (payable monthly) on the stated principal
                              balance of the Mortgage Loans.

CREDIT ENHANCEMENTS           1.  Excess interest
                              2.  Over-Collateralization
                              3.  Cross-Collateralization
                              4.  Subordination

EXCESS INTEREST               Excess interest cashflow will be available as credit
                              enhancement.

OVER-COLLATERALIZATION        The over-collateralization ("O/C") amount is equal to
                              the excess of the aggregate principal balance of the
                              Mortgage Loans over the aggregate principal balance of the
                              Offered Certificates (other than the Class A-IO Certificates)
                              and the Class B-4 certificates.  On the Closing Date, the
                              O/C amount will equal approximately 0.50% of the aggregate principal balance of the Mortgage Loans.  To the extent the
                              O/C amount is reduced below the O/C target amount (i.e., 0.50%
                              of the aggregate principal balance

                              of the Mortgage Loans as of the Closing Date), excess
                              cashflow will be directed to build O/C until the O/C target amount is restored.
                              Initial: Approximately 0.50% of original balance
                              Target: 0.50% of original balance before stepdown,
                              1.00% of current balance after stepdown
                              Floor: 0.50% of original balance

                              (PRELIMINARY AND SUBJECT TO REVISION)

CROSS-COLLATERALIZATION       Excess interest from each of the two loan groups, if not
                              needed as credit enhancement for its own loan group,
                              will be available as credit enhancement for the other
                              loan group.

SUBORDINATION(1)                           CLASSES                    RATING (F/M/S)             SUBORDINATION
                                           -------                    --------------             -------------
                                           Class A                      AAA/Aaa/AAA                  18.00%
                                          Class M-1                      AA/Aa2/AA                   12.25%
                                          Class M-2                       A/A2/A                     7.25%
                                          Class M-3                      A-/A3/A-                    6.00%
                                          Class B-1                   BBB+/Baa1/BBB+                 4.75%
                                          Class B-2                    BBB/Baa2/BBB                  3.50%
                                          Class B-3                   BBB-/Baa3/BBB-                 2.25%
                                          Class B-4                     BB-/Ba2/BB                   0.50%


(1) The subordination includes the initial O/C level of 0.50%.

CLASS SIZES                                CLASSES                    RATING (F/M/S)             SUBORDINATION
                                           -------                    --------------             -------------
                                           Class A                      AAA/Aaa/AAA                  82.00%
                                          Class M-1                      AA/Aa2/AA                   5.75%
                                          Class M-2                       A/A2/A                     5.00%
                                          Class M-3                      A-/A3/A-                    1.25%
                                          Class B-1                   BBB+/Baa1/BBB+                 1.25%
                                          Class B-2                    BBB/Baa2/BBB                  1.25%
                                          Class B-3                   BBB-/Baa3/BBB-                 1.25%
                                          Class B-4                     BB-/Ba2/BB                   1.75%

A-IO NOTIONAL AMOUNT          The A-IO Notional Amount is made up of the
                              A-IO-1 component and the A-IO-2 component
                              related to Group 1 and Group 2, respectively.

INTEREST ACCRUAL              Interest will accrue on the Offered Certificates
                              and the Class B-4 Certificates at the applicable
                              Pass-Through Rate.

                              -    The first accrual period for the Class AF-1
                                   Certificates and the Class A-IO Certificates will begin on February 1, 2004 and end on February 29, 2004. Interest will accrue on the Class AF-1 Certificates and the Class
                                   A-IO Certificates from and including the first day of each month up to and including the last day of such month preceding the current Distribution Date, on a 30/360 basis.

                              -    Interest on the Class AV-1, Class AV-2, Class
                                   AV-3, Class M-1, Class M-2, Class M-3, Class
                                   B-1, Class B-2, Class B-3 and Class B-4
                                   Certificates, will accrue initially from the Closing Date to (but excluding) the first
                                   Distribution Date, and thereafter, from the prior Distribution Date to (but excluding) the current Distribution Date on an Actual/360 basis.

REALIZED LOSSES               Losses resulting from the liquidation of defaulted
                              mortgage loans will first reduce the

                              level of overcollateralization and excess interest, if any, for the Offered
                              Certificates (other than the Class A-IO Certificates) and the Class B-4
                              Certificates.  If there is no O/C or excess interest, such losses will be allocated to the Offered Certificates (excluding the Class A-IO Certificates) and the Class B-4
                              Certificates in reverse order of seniority: to the Class B-4, Class B-3, Class B-2,
                              Class B-1, Class M-3, Class M-2 and Class M-1.  Realized Losses will not be allocated to the Class AF-1, the Class AV-1, the Class AV-2 and the Class AV-3 Certificates.

SPECIAL HAZARD LOSSES         Special Hazard Losses are generally Realized Losses that result from direct physical damage to mortgaged properties caused by natural disasters and other hazards (i)
                              which are not covered by hazard insurance policies (such as earthquakes) and (ii) for which claims have been submitted and rejected by the related hazard insurer and any shortfall in insurance proceeds for partial damage due to the application of the co-insurance clauses contained in hazard insurance policies.  Special Hazard Losses will be allocated as described above, except that if the aggregate amount of such losses, as of any date of determination, exceeds the greatest of (i) [1.00%] of the principal balance of the Mortgage Loans as of the Cut-off Date, (ii) two times the amount of the principal balance of the largest Mortgage Loan and (iii) an amount equal to the aggregate principal balances of the Mortgage Loans in the largest zip-code concentration in the State of California, such excess losses will be allocated among all the outstanding classes (other than the Class AF-1, Class AV-1,
                              Class AV-2 and Class AV-3 Certificates), pro rata, based on their respective
                              Certificate Principal Balances.

PREPAYMENT INTEREST           For any Distribution Date, an amount equal to the interest at the mortgage interest
SHORTFALL                     rate for such Mortgage Loan (the "Mortgage Interest Rate") (net of the related
                              Servicing Fee) on the amount of such principal prepayment in full for the number of days commencing on the date on which the principal prepayment in full is applied and ending on the last day of the prior calendar month. The Servicer will cover Prepayment
                              Interest Shortfalls on Mortgage Loans to the extent that this amount does not exceed one-half of its servicing fee for such Distribution Date. Notwithstanding the foregoing, the Servicer will not cover Prepayment Interest Shortfalls on Simple Interest Loans or
                              second lien mortgage loans.

COUPON STEP UP                If the 10% clean-up call for the Certificates is not exercised on the first distribution date on which it is exercisable, (i) the margin on the Class AV-1, Class
                              AV-2 and Class AV-3 Certificates will increase to 2x its margin, (ii) the margin on the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 and Class B-4
                              Certificates will increase to 1.5x its margin, (iii) the pass-through rate on the
                              Class AF-1 will, subject to the Group 1 Net WAC Cap, increase by 0.50%

GROUP I NET WAC CAP           The Group I Net WAC Cap for any Distribution Date will be a per annum rate equal to
                              12 times the quotient of (x) the total scheduled interest on the Group I Mortgage Loans, net of Administrative Fees and the interest on the Group I component of the Class A-IO
                              Certificate and (y) the aggregate principal balance of the Group I Mortgage Loans.

GROUP II AVAILABLE            The Group II Rate Cap for any Distribution Date will be a per annum rate equal to
FUNDS CAP                     12 times the quotient of (x) the total scheduled interest on the Group II Mortgage Loans, net of Administrative Fees and the interest on the Group II component of the Class A-IO
                              Certificate and (y) the aggregate principal balance of the Group II Mortgage Loans, expressed on the basis of an assumed 360-day year and the actual number of days elapsed during the related accrual period.

GROUP II MAXIMUM              The Group II Maximum Rate Cap for any Distribution Date will be a per annum rate
RATE CAP                      equal to the 12 times the quotient of (x) the total scheduled interest that would have accrued on the Group II Mortgage Loans at their maximum lifetime mortgage interest

                              rates, net of Administrative Fees and the interest on the Group II component of the Class A-IO
                              Certificate and (y) the aggregate principal balance of the Group II Mortgage Loans, expressed on the basis of an assumed 360-day year and the actual number of days elapsed during the related accrual period. Any interest shortfall due to the Group II Maximum Rate Cap will not be reimbursed.

SUBORDINATE MAXIMUM           The Subordinate Maximum Rate Cap shall equal the
RATE CAP                      weighted average of the Group I  Net WAC Cap
                              expressed on the basis of an assumed 360-day year
                              and the actual number of days elapsed during the
                              related accrual period, and the Group II Maximum
                              Rate Cap, weighted on the basis of the Group I
                              Group Subordinate Amount and the Group II Group
                              Subordinate Amount, respectively.

SUBORDINATE RATE CAP          The Subordinate Rate Cap shall equal the
                              weighted average of the Group I Net WAC Cap
                              expressed on the basis of an assumed 360-day year
                              and the actual number of days elapsed during the
                              related accrual period, and the Group II Available
                              Funds Cap, weighted on the basis of the Group I
                              Group Subordinate Amount and the Group II Group
                              Subordinate Amount, respectively.

RATE CAP                      For the Class AF-1 Certificates, the Group I
                              Net WAC Cap. For the Class AV-1, Class AV-2 and
                              Class AV-3 Certificates, the Group II Available
                              Funds Cap. For each of the Class M-1, Class M-2,
                              Class M-3, Class B-1, Class B-2, Class B-3 and
                              Class B-4 Certificates, the Subordinate Rate Cap.

GROUP I GROUP SUBORDINATE     The excess of the aggregate principal amount of the
AMOUNT                        Group I Mortgage Loans over the  principal balance of
                              the Class AF-1 Certificates.

GROUP II GROUP                The excess of the aggregate principal amount of the
SUBORDINATE AMOUNT            Group II Mortgage Loans over the  principal balance of the
                              Class AV-1, Class AV-2 and Class AV-3 Certificates.

CAP CONTRACT                  The trust fund will own a one-month LIBOR cap
                              contract purchased for the benefit of the
                              Mezzanine Certificates and Subordinate
                              Certificates, other than the Class B-4
                              Certificates.  The trust fund will receive a
                              payment under the "Cap Contract" with respect to
                              any Distribution Date on which one-month LIBOR
                              exceeds the lower collar with respect to such
                              Distribution Date shown in the table appearing on
                              page 52. Payments received on the Cap Contract
                              will be available to pay interest to the holders
                              of the Mezzanine and Subordinate Certificates,
                              other than the Class B-4 Certificates, up to the
                              amount of "Carryover" (as defined below).

SHORTFALL REIMBURSEMENT       If on any Distribution Date the pass-through rate
                              on any class or classes of the Group II
                              Certificates, the Mezzanine Certificates or the
                              Subordinate Certificates is limited by the Group
                              II Available Funds Cap or by the Subordinate Rate
                              Cap, respectively, the amount of such interest
                              that would have been distributed if the
                              pass-through rate on the related class or classes
                              of the Group II Certificates, the Mezzanine
                              Certificates or the Subordinate Certificates had
                              not been so limited by the Group II Available
                              Funds Cap or by the Subordinate Rate Cap, up to
                              but not exceeding, in the case of the Group II
                              Certificates, the Group II Maximum Rate Cap, and
                              up to but not exceeding, in the case of the
                              Mezzanine Certificates and Subordinate
                              Certificates, the greater of (i) the Subordinate
                              Maximum Rate Cap and (ii) the lesser of (A) one
                              Month LIBOR and (B) [8.10%] per annum (which is
                              the rate shown under the heading "1 ML Strike,
                              Upper Collar" in the table entitled "One Month
                              LIBOR Cap Table" shown on page 52), and the
                              aggregate of such shortfalls from previous
                              Distribution Dates together with accrued interest
                              at the related pass-through rate will be carried
                              over to the next Distribution Date until paid
                              (herein referred to as "Carryover").  Such
                              reimbursement will be paid only on a subordinated
                              basis.  No Carryover will be paid with respect to
                              a class of certificates once the principal balance
                              has been reduced to zero.

CASHFLOW PRIORITY                  1.  Repayment of any unreimbursed Servicer
<Preliminary and Subject to        2.  advances. Administrative Fees. Available
Revision>                          3.  interest funds, as follows: monthly
                                       interest, including any unpaid monthly
                                       interest from prior months concurrently
                                       (i) to the Class AF-1 Certificates from
                                       Group I available interest funds, (ii)
                                       pro rata to the Class AV-1, Class AV-2
                                       and Class AV-3 Certificates from Group II
                                       available interest funds and (iii) Class
                                       A-IO Certificates, then monthly interest,
                                       including any unpaid monthly interest
                                       from prior months, to the Class M-1
                                       Certificates, then to the Class M-2
                                       Certificates, then to the Class M-3
                                       Certificates, then to the Class B-1
                                       Certificates, then to the Class B-2
                                       Certificates, then to the Class B-3
                                       Certificates and then to the Class B-4
                                       Certificates.

                                   4.  Available principal funds as described
                                       under "PRINCIPAL PAYDOWN", as follows:
                                       monthly principal to the Class A
                                       Certificates, then monthly principal to
                                       the Class M-1 Certificates, then monthly principal to the Class M-2 Certificates, then monthly principal to the Class M-3
                                       Certificates, then monthly principal to
                                       the Class B-1 Certificates, then monthly principal to the Class B-2 Certificates, then monthly principal to the Class B-3
                                       Certificates and then monthly principal
                                       to the Class B-4 Certificates.

                                   5. Excess interest in the order as described under "PRINCIPAL PAYDOWN" if necessary to restore O/C to the required level.
                                   6.  Remaining excess interest to pay
                                       subordinate principal shortfalls.

                                   7.  Remaining excess interest to pay
                                       Carryover resulting from imposition of
                                       the Group II Available Funds Cap and then from the imposition of the Subordinated
                                       Rate Cap.

                                   8.  Any remaining amount will be paid in
                                       accordance with the Pooling and Servicing
                                       Agreement and will not be available for
                                       payment to holders of the offered
                                       certificates.

                              Any excess amounts received on the Cap Contract over amounts needed to pay Carryovers on the Mezzanine Certificates and Subordinate
                              Certificates (other than the Class B-4
                              Certificates) will be distributed as set forth in the Pooling and Servicing Agreement

PRINCIPAL PAYDOWN

THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET IF:
i)       The Stepdown Date has occured; and
ii)      A Trigger Event does not exist.

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS NOT MET:

         1) The Group I Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and
                  (ii) excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class AF-1 Certificates.
         2) The Group II Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and (ii) excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class AV-1, Class AV-2 and Class AV-3 Certificates. Amounts allocated to the Class AV-1, Class AV-2 and Class AV-3 Certificates shall be paid concurrently to (i) the Class AV-1 Certificates and (ii) sequentially to the Class AV-2 and Class AV-3 Certificates, with all amounts paid to the Class AV-2 Certificates until its Certificate principal balance has been reduced to zero and thereafter to the Class AV-3 Certificates until its Certificate principal balance has been reduced to zero

         Group I Principal Distribution Percentage means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to Group I Mortgage Loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from the Mortgage Loans and distributable on such Distribution Date.

         Group II Principal Distribution Percentage means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to Group II Mortgage Loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from Mortgage Loans and distributable on such Distribution Date.

         After the Certificate principal balance of the Class A Certificates has been reduced to zero, the amounts referred to in (1) and (2) above will be distributed sequentially to the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates.

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET:
All Certificates will be entitled to receive payments of principal, in the following order of priority: first to the Class A Certificates (allocated between the Class AF-1, Class AV-1, Class AV-2 and Class AV-3 Certificates as described immediately above), second to the Class M-1 Certificates, third to the Class M-2 Certificates, fourth to the Class M-3 Certificates, fifth to the Class B-1 Certificates, sixth to the Class B-2 Certificates seventh to the Class B-3 Certificates and eighth to the Class B-4 Certificates in each case up to amounts necessary to maintain the subordination for each class at its required level. Such required levels of subordination are as follows:

                              CLASS A                            36.00%*
                              CLASS M-1                          24.50%*
                              CLASS M-2                          14.50%*
                              CLASS M-3                          12.00%*
                              CLASS B-1                          9.50%*
                              CLASS B-2                          7.00%*
                              CLASS B-3                          4.50%*
                              CLASS B-4                          1.00%*
                              *includes overcollateralization





STEP DOWN DATE                The later to occur of (x) the earlier to
                              occur of (a) the Distribution Date in March 2007
                              and (b) the Distribution Date on which the
                              aggregate certificate principal balance of the
                              Class A Certificates is reduced to zero, and (y)
                              the first Distribution Date on which the Senior
                              Enhancement Percentage is greater than or equal to
                              36.00%

OVERCOLLATERALIZATION         On any Distribution Date, the excess, if
AMOUNT                        any, of (x) the aggregate principal balance of the
                              Mortgage Loans as of the last day of the related
                              collection period over (y) the aggregate
                              Certificate Principal Balance of all classes of
                              Offered Certificates (other than the Class A-IO
                              Certificates) and the Class B-4 Certificates
                              (after taking into account all distributions of
                              principal on such Distribution Date).

SENIOR ENHANCEMENT            On any Distribution Date, is the percentage
PERCENTAGE                    obtained by dividing (x) the sum of (i) the
                              aggregate certificate principal balance of the
                              Mezzanine and Subordinate Certificates and (ii)
                              the O/C Amount, in each case before taking into
                              account principal distributions on such
                              Distribution Date by (y) the principal balance of
                              the Mortgage Loans as of the last day of the
                              related collection period.

TRIGGER EVENT                 Is in effect on a Distribution Date if any one of
<Preliminary and Subject to   the following conditions exist as of the last day
Revision>                     of the immediately preceding collection period:

                                   i.    The "Rolling Six Month 60+ Day
                                         Delinquency Percentage" equals or
                                         exceeds [40%] of the Senior Enhancement
                                         Percentage; or

                                   ii.   The aggregate amount of realized
                                         losses incurred since the Cut-off
                                         Date through the last day of such
                                         preceding collection period divided
                                         by the initial pool balance exceeds
                                         the applicable percentages set forth
                                         below with respect to such
                                         Distribution Date:

                              DISTRIBUTION DATE OCCURRING        LOSS PERCENTAGE
                              ---------------------------        ---------------
                              March 2007 - February 2008         [2.50]%
                              March 2008 - February 2009         [4.00]%
                              March 2009 - February 2010         [5.00]%
                              March 2010 - February 2011         [5.25]%
                              March 2011 and thereafter          [5.50]%

60+ DAY DELINQUENT LOAN       Each Mortgage Loan with respect to which any
                              portion of a monthly payment is, as of the last
                              day of the prior collection period, two months or
                              more past due, each Mortgage Loan in foreclosure,
                              all REO Property and each Mortgage Loan for which
                              the Mortgagor has filed for bankruptcy after the
                              Settlement Date.

ROLLING SIX MONTH 60+         With respect to any Distribution Date, the average
DAY DELINQUENT PERCENTAGE     of the percentage equivalents of the fractions
                              determined for each of the six immediately
                              preceding collection periods, the numerator of
                              each of which is equal to the aggregate principal
                              balance of Mortgage Loans that are 60+ Day
                              Delinquent Loans as of the end of the day
                              immediately preceding such collection period, and
                              the denominator of which is the aggregate Mortgage
                              Loan balance as of the end of the related
                              collection period.

PROSPECTUS                    The Offered Certificates will be offered pursuant
                              to a Prospectus which includes a Prospectus
                              Supplement (together, the "Prospectus"). Complete
                              information with respect to the Offered
                              Certificates and the Mortgage Loans is contained
                              in the Prospectus. The forgoing is qualified in
                              its entirety by the information appearing in the
                              Prospectus. To the extent that the foregoing is
                              inconsistent with the Prospectus, the Prospectus
                              shall govern in all respects. Sales of the Offered
                              Certificates may not be consummated unless the
                              purchaser has received the Prospectus.

MORTGAGE LOAN TABLES          The following tables describe the
                              mortgage loans and the related mortgaged
                              properties as of the close of business on the
                              Cut-off Date. The sum of the columns below may not
                              equal the total indicated due to rounding.

                             C-BASS SERIES 2004-CB2
               TOTAL MORTGAGE LOAN CHARACTERISTICS SUMMARY REPORT

SUMMARY                                                           TOTAL             MINIMUM         MAXIMUM
-------                                                           -----             -------         -------
Aggregate Current Principal Balance                         $421,590,393.61
Number of Mortgage Loans                                              1,974
(1)Average Outstanding Principal Balance                        $213,571.63        $2,564.34     $991,268.69
(1)Average Original Loan Balance                                $214,777.48        $6,091.13     $993,255.00
(1)Weighted Average Current Combined Loan-to-Value Ratio             82.87%            3.83%         112.68%

(1)Weighted Average Loan Rate                                        7.281%           1.000%         16.550%
(1),(4)Weighted Average Gross Margin                                 5.922%           2.000%         10.750%
(1),(4))Weighted Average Initial Periodic Cap                        2.646%           1.000%          5.000%
(1),(4)Weighted Average Subsequent Periodic Cap                      1.147%           1.000%          3.000%
(1),(2),(4)Weighted Average Minimum Interest Rate                    7.295%           0.000%         16.550%
(1),(4)Weighted Average Maximum Interest Rate                       13.592%           8.875%         23.050%
(1)Weighted Average Original Term to Maturity (months)                  350               24             360
(1)Weighted Average Remaining Term to Stated Maturity
(months)                                                                343                8             360
(1),(4)Weighted Average Term to Roll (months)                            21                1              82
(1),(3)Weighted Average Credit Score                                    645              451             808

(1)Average or Weighted Average reflected in Total.
(2)92.37% of the Adjustable Rate Mortgage Loans have minimum interest rates.
(3)99.86% of the Mortgage Loans have FICO Scores.
(4)Adjustable Rate Mortgage Loans only.

                                                                                PERCENT OF CUT-OFF DATE
                                                           RANGE                   PRINCIPAL BALANCE
                                                           -----                -----------------------

PRODUCT TYPE                                               Fully Amortizing              97.55%
                                                           Balloon Payment               2.45%

LIEN                                                       First                         97.43%
                                                           Second                        2.57%


GEOGRAPHIC DISTRIBUTION                                    California                    46.59%
                                                           Florida                       8.02%
                                                           New York                      7.71%
                                                           New Jersey                    6.17%
                                                           Illinois                      4.99%

LARGEST ZIP CODE CONCENTRATION                             94015                         0.71%

FHA-VA LOANS                                                                             0.12%

SELLER FINANCED LOANS                                                                    0.47%

SECTION 32 LOANS                                                                         0.08%

LOANS WITH BORROWER PMI                                                                  8.59%

LOANS WITH LENDER PMI                                                                    0.29%

LOANS WITH PREPAYMENT PENALTIES                                                          70.90%

                                PRINCIPAL BALANCE

                                                                                           % OF AGGREGATE
                                           NUMBER                   AGGREGATE         PRINCIPAL BALANCE OF THE TOTAL
                                         OF MORTGAGE            PRINCIPAL BALANCE             MORTGAGE LOANS
PRINCIPAL BALANCE OUTSTANDING               LOANS                   OUTSTANDING                  OUTSTANDING
-----------------------------            -----------            -----------------     -------------------------------
$1 to $50,000                                252                  $  8,127,018.20                    1.93%
$50,001 to $100,000                          356                    26,615,471.17                    6.31
$100,001 to $150,000                         248                    31,020,263.61                    7.36
$150,001 to $200,000                         185                    32,114,379.53                    7.62
$200,001 to $250,000                         100                    22,515,771.68                    5.34
$250,001 to $300,000                         291                    79,832,089.66                   18.94
$300,001 to $350,000                         181                    58,728,311.38                   13.93
$350,001 to $400,000                         141                    53,081,400.64                   12.59
$400,001 to $450,000                          81                    34,370,697.37                    8.15
$450,001 to $500,000                          68                    32,402,609.28                    7.69
$500,001 to $550,000                          24                    12,583,669.41                    2.98
$550,001 to $600,000                          23                    13,325,295.97                    3.16
$600,001 to $650,000                          15                     9,481,705.33                    2.25
$650,001 to $700,000                           3                     2,047,711.62                    0.49
$700,001 to $750,000                           1                       714,439.27                    0.17
$750,001 to $800,000                           1                       799,999.99                    0.19
$850,001 to $900,000                           1                       885,915.44                    0.21
$950,001 to $1,000,000                         3                     2,943,644.06                    0.70
                                           -----                  ---------------                  -------
TOTAL:                                     1,974                  $421,590,393.61                  100.00%
                                           =====                  ===============                  =======

                                   FICO SCORE


                                                                % OF AGGREGATE
                      NUMBER             AGGREGATE           PRINCIPAL BALANCE OF TOTAL
                     OF MORTGAGE     PRINCIPAL BALANCE             MORTGAGE LOANS
FICO SCORE              LOANS           OUTSTANDING                 OUTSTANDING
----------              -----           -----------                 -----------
Not Available (1)            5        $    594,042.91                   0.14%
441 to 460                   5             706,741.11                   0.17
461 to 480                  10             508,625.95                   0.12
481 to 500                  19           2,121,994.70                   0.50
501 to 520                  58           8,738,901.21                   2.07
521 to 540                 114          17,935,053.16                   4.25
541 to 560                 106          17,620,295.53                   4.18
561 to 580                 113          20,532,125.60                   4.87
581 to 600                 153          27,249,692.59                   6.46
601 to 620                 209          36,505,209.23                   8.66
621 to 640                 283          60,276,301.79                  14.30
641 to 660                 255          60,639,948.01                  14.38
661 to 680                 196          50,696,479.21                  12.03
681 to 700                 146          37,693,815.86                   8.94
701 to 720                 112          28,646,174.44                   6.79
721 to 740                  82          21,809,968.85                   5.17
741 to 760                  57          15,293,215.28                   3.63
761 to 780                  34           9,631,921.18                   2.28
781 to 800                  16           4,287,455.92                   1.02
801 to 820                   1             102,431.08                   0.02
                         -----        ---------------                 ------
TOTAL:                   1,974        $421,590,393.61                 100.00%
                         =====        ===============                 ======

(1) Mortgage loans indicated as having a FICO Score that is "not available" include certain Mortgage Loans where the FICO Score was not provided by the related seller and Mortgage Loans where no credit history was obtained for the related mortgagor.

                            ORIGINAL TERM TO MATURITY


                                                                          % OF AGGREGATE
                               NUMBER           AGGREGATE         PRINCIPAL BALANCE OF THE FIXED
ORIGINAL TERM TO MATURITY    OF MORTGAGE     PRINCIPAL BALANCE           RATE MORTGAGE LOANS
        (MONTHS)                LOANS          OUTSTANDING                  OUTSTANDING
13 to 24                            1        $      4,673.24                   0.00%
25 to 36                            1               5,806.65                   0.00
49 to 60                            2              11,983.11                   0.00
61 to 72                            2              22,310.50                   0.01
73 to 84                            1              56,243.37                   0.01
109 to 120                         13             290,439.42                   0.07
121 to 132                          2              24,885.94                   0.01
169 to 180                        250          21,017,466.96                   4.99
181 to 192                          6             246,788.38                   0.06
193 to 204                          1              59,622.70                   0.01
217 to 228                          1              30,917.96                   0.01
229 to 240                         20           2,302,930.68                   0.55
241 to 252                          4             195,012.60                   0.05
277 to 288                          1             156,200.33                   0.04
289 to 300                          4           1,082,723.13                   0.26
301 to 312                          1              31,363.87                   0.01
325 to 336                          1              76,286.01                   0.02
349 to 360                      1,663         395,974,738.76                  93.92
----------                      -----        ---------------                 ------
TOTAL:                          1,974        $421,590,393.61                 100.00%
                                =====        ===============                 ======

                        REMAINING TERM TO STATED MATURITY


                                                                                                % OF AGGREGATE
                                                NUMBER                AGGREGATE         PRINCIPAL BALANCE OF THE TOTAL
REMAINING TERM TO STATED MATURITY             OF MORTGAGE         PRINCIPAL BALANCE             MORTGAGE LOANS
           (MONTHS)                             LOANS               OUTSTANDING                  OUTSTANDING
           --------                             -----               -----------                  -----------
1 to 12                                              1            $      5,903.20                      0.00%
13 to 24                                             5                  23,288.65                      0.01
25 to 36                                             1                  16,407.30                      0.00
37 to 48                                             1                   6,509.92                      0.00
49 to 60                                             7                 104,788.89                      0.02
61 to 72                                             1                  56,243.37                      0.01
73 to 84                                            19                 362,383.95                      0.09
85 to 96                                             2                 105,636.38                      0.03
97 to 108                                            5                 218,499.24                      0.05
109 to 120                                           6                 234,679.56                      0.06
121 to 132                                           2                  71,383.59                      0.02
133 to 144                                           2                  86,570.40                      0.02
145 to 156                                           3                 467,159.49                      0.11
157 to 168                                           6                 743,423.32                      0.18
169 to 180                                         219              19,287,184.34                      4.57
181 to 192                                           1                  23,884.52                      0.01
193 to 204                                           4                 196,429.58                      0.05
205 to 216                                           4                 354,143.57                      0.08
217 to 228                                           4                 180,734.82                      0.04
229 to 240                                          12               1,800,432.69                      0.43
253 to 264                                          11               1,148,823.84                      0.27
277 to 288                                           6                 639,299.96                      0.15
289 to 300                                          83               6,966,239.93                      1.65
301 to 312                                          12               3,005,153.02                      0.71
313 to 324                                           8               2,164,859.82                      0.51
325 to 336                                          10               1,526,109.56                      0.36
337 to 348                                          36               7,694,541.80                      1.83
349 to 360                                       1,503             374,099,678.90                     88.74
                                                 -----            ---------------                    ------
TOTAL:                                           1,974            $421,590,393.61                    100.00%
                                                 =====            ===============                    ======

                                  PROPERTY TYPE


                                                                                                        % OF AGGREGATE
                                                       NUMBER                AGGREGATE         PRINCIPAL BALANCE OF THE TOTAL
                                                     OF MORTGAGE         PRINCIPAL BALANCE             MORTGAGE LOANS
   PROPERTY TYPE                                        LOANS               OUTSTANDING                  OUTSTANDING
Single Family                                          1,428              $290,386,633.53                    68.88%
PUD                                                      210                53,839,990.25                    12.77
2-Family                                                 131                35,592,725.11                     8.44
Condo                                                    115                20,567,383.38                     4.88
3-Family                                                  42                11,577,341.05                     2.75
4-Family                                                  29                 8,213,452.75                     1.95
Townhouse                                                 10                   818,974.59                     0.19
Manufactured Housing                                       6                   565,042.60                     0.13
Vacant Land                                                1                    18,370.46                     0.00
Mobile Home                                                2                    10,479.89                     0.00
                                                       -----              ---------------                   ------
TOTAL:                                                 1,974              $421,590,393.61                   100.00%
                                                       =====              ===============                   ======


                                    OCCUPANCY


                                                                                       % OF AGGREGATE
                                      NUMBER                AGGREGATE         PRINCIPAL BALANCE OF THE TOTAL
                                    OF MORTGAGE         PRINCIPAL BALANCE             MORTGAGE LOANS
  OCCUPANCY                            LOANS               OUTSTANDING                  OUTSTANDING
  ---------                            -----               -----------                  -----------
Primary                               1,816             $393,961,584.92                     93.45%
Investment                              143               23,562,653.62                      5.59
Second Home                              15                4,066,155.07                      0.96
                                      -----             ---------------                    ------
TOTAL:                                1,974             $421,590,393.61                    100.00%
                                      =====             ===============                    ======


                                  LOAN PURPOSE


                                                                                                % OF AGGREGATE
                                               NUMBER                AGGREGATE         PRINCIPAL BALANCE OF THE TOTAL
                                             OF MORTGAGE         PRINCIPAL BALANCE             MORTGAGE LOANS
         LOAN PURPOSE                           LOANS               OUTSTANDING                  OUTSTANDING
Equity Refinance                                  960            $204,981,012.03                    48.62%
Purchase                                          863             182,578,209.55                    43.31
Rate/Term Refinance                               151              34,031,172.03                     8.07
                                                -----            ---------------                  ------
TOTAL:                                          1,974            $421,590,393.61                   100.00%
                                                =====            ===============                   ======

                           CURRENT MORTGAGE LOAN RATE


                                                                                                % OF AGGREGATE
                                               NUMBER                AGGREGATE         PRINCIPAL BALANCE OF THE TOTAL
           RANGE OF                          OF MORTGAGE         PRINCIPAL BALANCE             MORTGAGE LOANS
  CURRENT MORTGAGE LOAN RATES                   LOANS               OUTSTANDING                  OUTSTANDING
  ---------------------------                   -----               -----------                  -----------
0.501% to 1.000%                                   1              $     71,713.52                      0.02%
3.001% to 3.500%                                   2                   622,468.75                      0.15
3.501% to 4.000%                                   2                   744,532.15                      0.18
4.001% to 4.500%                                   1                   283,272.26                      0.07
4.501% to 5.000%                                   5                 1,353,484.88                      0.32
5.001% to 5.500%                                  31                10,088,024.26                      2.39
5.501% to 6.000%                                 135                44,700,486.59                     10.60
6.001% to 6.500%                                 207                64,530,434.26                     15.31
6.501% to 7.000%                                 332                90,896,920.30                     21.56
7.001% to 7.500%                                 257                65,714,856.58                     15.59
7.501% to 8.000%                                 256                56,500,891.13                     13.40
8.001% to 8.500%                                 162                31,753,450.48                      7.53
8.501% to 9.000%                                 159                22,635,506.75                      5.37
9.001% to 9.500%                                  68                 9,405,788.48                      2.23
9.501% to 10.000%                                 93                 7,925,227.76                      1.88
10.001% to 10.500%                               109                 6,596,460.85                      1.56
10.501% to 11.000%                                55                 3,451,092.66                      0.82
11.001% to 11.500%                                31                 1,615,744.51                      0.38
11.501% to 12.000%                                26                 1,037,853.15                      0.25
12.001% to 12.500%                                12                   540,889.30                      0.13
12.501% to 13.000%                                10                   454,456.53                      0.11
13.001% to 13.500%                                10                   335,876.92                      0.08
13.501% to 14.000%                                 5                   189,453.84                      0.04
14.001% to 14.500%                                 2                    87,423.53                      0.02
14.501% to 15.000%                                 1                    31,547.45                      0.01
16.001% to 16.500%                                 1                     2,564.34                      0.00
16.501% to 17.000%                                 1                    19,972.38                      0.00
                                               -----              ---------------                    ------
TOTAL:                                         1,974              $421,590,393.61                    100.00%
                                               =====              ===============                    ======

                                   CURRENT COMBINED LOAN-TO-VALUE RATIO


                                                                                               % OF AGGREGATE
                                              NUMBER                AGGREGATE         PRINCIPAL BALANCE OF THE TOTAL
      RANGE OF CURRENT                      OF MORTGAGE         PRINCIPAL BALANCE             MORTGAGE LOANS
COMBINED LOAN-TO-VALUE RATIOS                  LOANS               OUTSTANDING                  OUTSTANDING
0.01% to 10.00%                                    2              $     10,244.42                    0.00%
10.01% to 20.00%                                   6                   112,274.87                    0.03
20.01% to 30.00%                                   9                   316,041.07                    0.07
30.01% to 40.00%                                  11                 1,349,323.21                    0.32
40.01% to 50.00%                                  23                 2,382,656.87                    0.57
50.01% to 60.00%                                  58                13,041,308.54                    3.09
60.01% to 70.00%                                 166                37,384,599.47                    8.87
70.01% to 80.00%                                 629               144,886,916.48                   34.37
80.01% to 90.00%                                 548               129,069,400.61                   30.61
90.01% to 100.00%                                516                92,343,565.06                    21.9
100.01% to 110.00%                                 5                   564,483.47                    0.13
110.01% to 120.00%                                 1                   129,579.54                    0.03
                                               -----              ---------------                  ------
TOTAL:                                         1,974              $421,590,393.61                  100.00%
                                               =====              ===============                  ======

                                          GEOGRAPHIC DISTRIBUTION


                                                                              % OF AGGREGATE
                                   NUMBER            AGGREGATE         PRINCIPAL BALANCE OF THE TOTAL
                                 OF MORTGAGE      PRINCIPAL BALANCE             MORTGAGE LOANS
 STATE                              LOANS           OUTSTANDING                  OUTSTANDING
 -----                              -----           -----------                  -----------
California                             719         $196,399,996.41                  46.59%
Florida                                225           33,815,184.49                    8.02
New York                               116           32,515,951.76                    7.71
New Jersey                              94           26,015,911.25                    6.17
Illinois                               113           21,021,674.25                    4.99
Massachusetts                           40           10,319,354.90                    2.45
Arizona                                 70           10,108,522.40                    2.40
Texas                                   83            8,918,392.75                    2.12
Maryland                                42            8,879,553.56                    2.11
Connecticut                             29            6,916,820.96                    1.64
Washington                              28            6,906,103.62                    1.64
Virginia                                29            6,110,262.41                    1.45
Nevada                                  22            5,471,578.66                    1.30
Ohio                                    40            5,470,154.75                    1.30
Michigan                                43            4,970,683.56                    1.18
Colorado                                24            4,891,641.27                    1.16
Pennsylvania                            34            4,508,883.97                    1.07
North Carolina                          22            2,983,774.30                    0.71
South Carolina                           8            2,557,133.71                    0.61
Oregon                                  17            2,357,232.26                    0.56
Georgia                                 15            2,252,215.62                    0.53
Minnesota                                8            2,003,852.76                    0.48
Hawaii                                   9            1,719,148.40                    0.41
Indiana                                 20            1,472,059.76                    0.35
Wisconsin                               14            1,461,125.95                    0.35
Louisiana                               11            1,456,580.25                    0.35
Tennessee                                8            1,347,912.69                    0.32
Missouri                                15            1,328,896.03                    0.32
New Hampshire                            4            1,277,065.58                    0.30
Oklahoma                                13            1,093,037.98                    0.26
New Mexico                               7              583,040.13                    0.14
Utah                                     5              579,522.16                    0.14
District of Columbia                     4              557,406.83                    0.13
Idaho                                    5              448,734.15                    0.11
Alabama                                  6              425,233.72                    0.10
Kentucky                                 5              371,685.54                    0.09
Kansas                                   4              350,756.75                    0.08
Arkansas                                 4              285,733.40                    0.07
Montana                                  4              250,317.28                    0.06
Delaware                                 1              249,738.00                    0.06
Mississippi                              6              244,251.54                    0.06
West Virginia                            4              222,990.86                    0.05
Rhode Island                             1              197,740.34                    0.05
Nebraska                                 1              158,470.51                    0.04
Iowa                                     2              114,066.14                    0.03
                                     -----         ---------------                  ------
TOTAL:                               1,974         $421,590,393.61                  100.00%
                                     =====         ===============                  ======

                               LOAN DOCUMENTATION


                                                                                             % OF AGGREGATE
                                            NUMBER                AGGREGATE         PRINCIPAL BALANCE OF THE TOTAL
                                          OF MORTGAGE         PRINCIPAL BALANCE             MORTGAGE LOANS
   DOCUMENTATION LEVEL                       LOANS               OUTSTANDING                  OUTSTANDING
   -------------------                       -----               -----------                  -----------
Stated Income                                  738             $181,504,736.10                  43.05%
Full Documentation                             977              177,151,235.57                  42.02
No Documentation                               152               34,953,525.82                   8.29
Alternate Documentation                         57               15,533,913.00                   3.68
Limited Documentation                           47               11,661,962.47                   2.77
Streamlined Documentation                        3                  785,020.65                   0.19
                                             -----             ---------------                 ------
TOTAL:                                       1,974             $421,590,393.61                 100.00%
                                             =====             ===============                 ======


                               PERFORMANCE STATUS


                                                                                              % OF AGGREGATE
                                             NUMBER                AGGREGATE         PRINCIPAL BALANCE OF THE TOTAL
                                           OF MORTGAGE         PRINCIPAL BALANCE             MORTGAGE LOANS
    PERFORMANCE STATUS                        LOANS               OUTSTANDING                  OUTSTANDING
    ------------------                        -----               -----------                  -----------
Current                                        1,974            $421,590,393.61                 100.00%
                                               -----            ---------------                 ------
TOTAL:                                         1,974            $421,590,393.61                 100.00%
                                               =====            ===============                 ======


                             PREPAYMENT PENALTY TERM


                                                                                               % OF AGGREGATE
                                              NUMBER                AGGREGATE         PRINCIPAL BALANCE OF THE TOTAL
                                            OF MORTGAGE         PRINCIPAL BALANCE             MORTGAGE LOANS
   PREPAYMENT PENALTY TERM                     LOANS               OUTSTANDING                  OUTSTANDING
   -----------------------                     -----               -----------                  -----------
2 months                                          3              $    821,900.80                 0.19%
6 months                                          3                   311,449.05                 0.07
12 months                                        95                30,145,155.33                 7.15
24 months                                       791               172,772,938.23                40.98
30 months                                        11                   575,517.04                 0.14
35 months                                         1                   475,459.80                 0.11
36 months                                       394                87,896,834.03                20.85
48 months                                         1                   285,571.04                 0.07
60 months                                        20                 5,608,088.11                 1.33
No Prepayment Penalty                           655               122,697,480.18                 29.1
                                              -----              ---------------               ------
TOTAL:                                        1,974              $421,590,393.61               100.00%
                                              =====              ===============               ======

                             C-BASS SERIES 2004-CB2
              GROUP I MORTGAGE LOAN CHARACTERISTICS SUMMARY REPORT


SUMMARY                                                                 TOTAL               MINIMUM              MAXIMUM
                                                                        -----               -------              -------
Aggregate Current Principal Balance                             $ 175,620,686.06
Number of Mortgage Loans                                                     900
(1)Average Outstanding Principal Balance                        $     195,134.10         $       2,564.34   $     885,915.44
(1)Average Original Loan Balance                                $     196,759.24         $       6,091.13   $     895,000.00
(1)Weighted Average Current Combined Loan-to-Value Ratio                   82.24%                    3.83%            112.68%
(1)Weighted Average Loan Rate                                              7.283%                   1.000%            16.250%
(1)Weighted Average Original Term to Maturity (months)                       336                       24                360
(1)Weighted Average Remaining Term to Stated Maturity
(months)                                                                     328                        8                360
(1),(2)Weighted Average Credit Score                                         658                      451                808

(1)  Average or Weighted Average reflected in Total.

(2)  99.66% of the Group I Mortgage Loans have FICO Scores.


                                                                                   PERCENT OF CUT-OFF DATE
                                                                 RANGE                 PRINCIPAL BALANCE
                                                                 -----                 -----------------
PRODUCT TYPE                                                 Fully Amortizing              94.12%
                                                             Balloon Payment                5.88%

LIEN                                                         First                         93.83%
                                                             Second                         6.17%


GEOGRAPHIC DISTRIBUTION                                      California                    37.70%
                                                             New York                      14.34%
                                                             New Jersey                    11.27%
                                                             Florida                        8.00%
                                                             Illinois                       4.06%

LARGEST ZIP CODE CONCENTRATION                               91709                          0.74%

FHA-VA LOANS                                                                                0.29%

SELLER FINANCED LOANS                                                                       1.14%

SECTION 32 LOANS                                                                            0.00%

LOANS WITH BORROWER PMI                                                                    17.22%

LOANS WITH LENDER PMI                                                                       0.07%

LOANS WITH PREPAYMENT PENALTIES                                                            59.58%

                                PRINCIPAL BALANCE


                                                                                               % OF AGGREGATE
                                              NUMBER                AGGREGATE         PRINCIPAL BALANCE OF THE FIXED
                                            OF MORTGAGE         PRINCIPAL BALANCE           RATE MORTGAGE LOANS
PRINCIPAL BALANCE OUTSTANDING                  LOANS               OUTSTANDING                  OUTSTANDING
-----------------------------                  -----               -----------                  -----------
$1 to $50,000                                   193             $  5,951,231.89                      3.39%
$50,001 to $100,000                             172               12,679,633.96                       7.22
$100,001 to $150,000                             86               10,815,267.62                       6.16
$150,001 to $200,000                             61               10,646,801.77                       6.06
$200,001 to $250,000                             42                9,481,583.39                       5.40
$250,001 to $300,000                            122               33,628,494.44                      19.15
$300,001 to $350,000                             69               22,362,741.41                      12.73
$350,001 to $400,000                             58               21,846,474.10                      12.44
$400,001 to $450,000                             37               15,689,578.12                       8.93
$450,001 to $500,000                             28               13,371,535.19                       7.61
$500,001 to $550,000                             12                6,346,610.80                       3.61
$550,001 to $600,000                              8                4,594,320.68                       2.62
$600,001 to $650,000                              7                4,424,734.27                       2.52
$650,001 to $700,000                              2                1,381,323.72                       0.79
$700,001 to $750,000                              1                  714,439.27                       0.41
$750,001 to $800,000                              1                  799,999.99                       0.46
$850,001 to $900,000                              1                  885,915.44                       0.50
                                                ---             ---------------                     ------
TOTAL:                                          900             $175,620,686.06                     100.00%
                                                ===             ===============                     ======

                                   FICO SCORE


                                                                                       % OF AGGREGATE
                                      NUMBER                AGGREGATE         PRINCIPAL BALANCE OF THE FIXED
                                    OF MORTGAGE         PRINCIPAL BALANCE           RATE MORTGAGE LOANS
 FICO SCORE                            LOANS               OUTSTANDING                  OUTSTANDING
 ----------                            -----               -----------                  -----------
Not Available (1)                       5                 $594,042.91                       0.34%
441 to 460                              3                  539,221.10                        0.31
461 to 480                              5                  223,354.94                        0.13
481 to 500                              6                  441,047.99                        0.25
501 to 520                             18                1,979,147.86                        1.13
521 to 540                             32                4,378,381.89                        2.49
541 to 560                             32                5,013,865.03                        2.85
561 to 580                             34                4,949,533.54                        2.82
581 to 600                             60                8,130,896.01                        4.63
601 to 620                            112               15,258,992.99                        8.69
621 to 640                            145               28,275,355.87                       16.10
641 to 660                            123               24,798,137.06                       14.12
661 to 680                             91               20,292,838.50                       11.55
681 to 700                             69               18,243,966.52                       10.39
701 to 720                             49               10,978,151.06                        6.25
721 to 740                             49               12,901,724.43                        7.35
741 to 760                             37                9,637,550.03                        5.49
761 to 780                             20                6,232,246.95                        3.55
781 to 800                              9                2,649,800.30                        1.51
801 to 820                              1                  102,431.08                        0.06
                                      ---             ---------------                     ------
TOTAL:                                900             $175,620,686.06                     100.00%
                                      ===             ===============                     ======

(1) Mortgage loans indicated as having a FICO Score that is "not available" include certain Mortgage Loans where the FICO Score was not provided by the related seller and mortgage loans where no credit history can be obtained for the related mortgagor.

                            ORIGINAL TERM TO MATURITY

                                                                 % OF AGGREGATE
                                                AGGREGATE     PRINCIPAL BALANCE OF
                                  NUMBER        PRINCIPAL        THE FIXED RATE
ORIGINAL TERM TO MATURITY      OF MORTGAGE       BALANCE         MORTGAGE LOANS
         (MONTHS)                 LOANS        OUTSTANDING         OUTSTANDING
         --------                 -----        -----------         -----------
13 to 24                             1       $      4,673.24           0.00%
25 to 36                             1              5,806.65           0.00
49 to 60                             2             11,983.11           0.01
61 to 72                             2             22,310.50           0.01
73 to 84                             1             56,243.37           0.03
109 to 120                          11            249,386.06           0.14
121 to 132                           2             24,885.94           0.01
169 to 180                         248         20,928,726.11          11.92
181 to 192                           6            246,788.38           0.14
193 to 204                           1             59,622.70           0.03
217 to 228                           1             30,917.96           0.02
229 to 240                          19          2,230,871.46           1.27
241 to 252                           4            195,012.60           0.11
277 to 288                           1            156,200.33           0.09
289 to 300                           2            361,132.01           0.21
301 to 312                           1             31,363.87           0.02
325 to 336                           1             76,286.01           0.04
349 to 360                         596        150,928,475.76          85.94
                                   ---       ---------------         ------
TOTAL:                             900       $175,620,686.06         100.00%
                                   ===       ===============         ======

                        REMAINING TERM TO STATED MATURITY

                                                                 % OF AGGREGATE
                                                AGGREGATE     PRINCIPAL BALANCE OF
REMAINING TERM TO STATED         NUMBER         PRINCIPAL        THE FIXED RATE
        MATURITY              OF MORTGAGE        BALANCE         MORTGAGE LOANS
        (MONTHS)                 LOANS         OUTSTANDING         OUTSTANDING
        --------                 -----         -----------         -----------
1 to 12                             1        $      5,903.20           0.00%
13 to 24                            5              23,288.65           0.01
25 to 36                            1              16,407.30           0.01
37 to 48                            1               6,509.92           0.00
49 to 60                            5              63,735.53           0.04
61 to 72                            1              56,243.37           0.03
73 to 84                           19             362,383.95           0.21
85 to 96                            2             105,636.38           0.06
97 to 108                           5             218,499.24           0.12
109 to 120                          4             145,938.71           0.08
121 to 132                          2              71,383.59           0.04
133 to 144                          2              86,570.40           0.05
145 to 156                          3             467,159.49           0.27
157 to 168                          6             743,423.32           0.42
169 to 180                        218          19,215,125.12          10.94
181 to 192                          1              23,884.52           0.01
193 to 204                          4             196,429.58           0.11
205 to 216                          4             354,143.57           0.20
217 to 228                          4             180,734.82           0.10
229 to 240                         12           1,800,432.69           1.03
253 to 264                          7             646,361.29           0.37
277 to 288                          4             520,854.52           0.30
289 to 300                          4             951,377.43           0.54
301 to 312                         12           3,005,153.02           1.71
313 to 324                          5           1,670,526.77           0.95
325 to 336                          8           1,148,427.08           0.65
337 to 348                         24           4,254,623.59           2.42
349 to 360                        536         139,279,529.01          79.31
                                  ---        ---------------         ------
TOTAL:                            900        $175,620,686.06         100.00%
                                  ===        ===============         ======

                                  PROPERTY TYPE

                                                              % OF AGGREGATE
                                             AGGREGATE     PRINCIPAL BALANCE OF
                               NUMBER        PRINCIPAL        THE FIXED RATE
                            OF MORTGAGE       BALANCE         MORTGAGE LOANS
   PROPERTY TYPE               LOANS        OUTSTANDING         OUTSTANDING
   -------------               -----        -----------         -----------
Single Family                   654       $118,569,877.40          67.51%
2-Family                         72         21,237,525.55          12.09
PUD                              93         19,915,963.02          11.34
Condo                            42          6,615,100.60           3.77
4-Family                         16          4,326,946.24           2.46
3-Family                         13          4,147,781.31           2.36
Manufactured Housing              4            400,876.82           0.23
Townhouse                         3            377,764.77           0.22
Vacant Land                       1             18,370.46           0.01
Mobile Home                       2             10,479.89           0.01
                                ---       ---------------         ------
TOTAL:                          900       $175,620,686.06         100.00%
                                ===       ===============         ======


                                    OCCUPANCY

                                                          % OF AGGREGATE
                                         AGGREGATE     PRINCIPAL BALANCE OF
                           NUMBER        PRINCIPAL        THE FIXED RATE
                        OF MORTGAGE       BALANCE         MORTGAGE LOANS
 OCCUPANCY                 LOANS        OUTSTANDING         OUTSTANDING
 ---------                 -----        -----------         -----------
Primary                     847       $166,037,075.57          94.54%
Investment                   49          8,316,104.26           4.74
Second Home                   4          1,267,506.23           0.72
                            ---       ---------------         ------
TOTAL:                      900       $175,620,686.06         100.00%
                            ===       ===============         ======


                                  LOAN PURPOSE

                                                             % OF AGGREGATE
                                            AGGREGATE     PRINCIPAL BALANCE OF
                              NUMBER        PRINCIPAL        THE FIXED RATE
                           OF MORTGAGE       BALANCE         MORTGAGE LOANS
   LOAN PURPOSE               LOANS        OUTSTANDING         OUTSTANDING
   ------------               -----        -----------         -----------
Equity Refinance               454       $ 86,583,152.02          49.30%
Purchase                       364         68,988,587.46          39.28
Rate/Term Refinance             82         20,048,946.58          11.42
                               ---       ---------------         ------
TOTAL:                         900       $175,620,686.06         100.00%
                               ===       ===============         ======

                           CURRENT MORTGAGE LOAN RATE

                                                                  % OF AGGREGATE
                                                 AGGREGATE     PRINCIPAL BALANCE OF
                                   NUMBER        PRINCIPAL        THE FIXED RATE
          RANGE OF              OF MORTGAGE       BALANCE         MORTGAGE LOANS
CURRENT MORTGAGE LOAN RATES        LOANS        OUTSTANDING         OUTSTANDING
---------------------------        -----        -----------         -----------
0.501% to 1.000%                      1       $     71,713.52           0.04%
4.001% to 4.500%                      1            283,272.26           0.16
4.501% to 5.000%                      2            587,935.33           0.33
5.001% to 5.500%                     22          7,137,711.15           4.06
5.501% to 6.000%                     78         25,033,439.85          14.25
6.001% to 6.500%                     83         26,820,582.93          15.27
6.501% to 7.000%                    120         31,920,865.06          18.18
7.001% to 7.500%                     86         21,718,605.28          12.37
7.501% to 8.000%                     96         20,965,037.81          11.94
8.001% to 8.500%                     71         13,643,290.31           7.77
8.501% to 9.000%                     82         11,936,071.40           6.80
9.001% to 9.500%                     27          3,720,151.21           2.12
9.501% to 10.000%                    52          3,402,195.81           1.94
10.001% to 10.500%                   83          4,497,389.20           2.56
10.501% to 11.000%                   33          1,788,273.09           1.02
11.001% to 11.500%                   20            735,399.90           0.42
11.501% to 12.000%                   19            626,077.92           0.36
12.001% to 12.500%                    9            319,627.26           0.18
12.501% to 13.000%                    3             67,381.31           0.04
13.001% to 13.500%                    8            270,775.21           0.15
13.501% to 14.000%                    2             36,090.01           0.02
14.001% to 14.500%                    1             36,235.90           0.02
16.001% to 16.500%                    1              2,564.34           0.00
                                    ---       ---------------         ------
TOTAL:                              900       $175,620,686.06         100.00%
                                    ===       ===============         ======

                      CURRENT COMBINED LOAN-TO-VALUE RATIO

                                                                   % OF AGGREGATE
                                                  AGGREGATE     PRINCIPAL BALANCE OF
                                    NUMBER        PRINCIPAL        THE FIXED RATE
       RANGE OF CURRENT          OF MORTGAGE       BALANCE         MORTGAGE LOANS
COMBINED LOAN-TO-VALUE RATIOS       LOANS        OUTSTANDING         OUTSTANDING
-----------------------------       -----        -----------         -----------
0.01% to 10.00%                        2       $     10,244.42           0.01%
10.01% to 20.00%                       4             36,061.64           0.02
20.01% to 30.00%                       6            173,727.17           0.10
30.01% to 40.00%                       8            997,170.81           0.57
40.01% to 50.00%                      16          1,790,861.53           1.02
50.01% to 60.00%                      37          9,902,308.21           5.64
60.01% to 70.00%                      73         15,977,327.51           9.10
70.01% to 80.00%                     212         52,621,767.55          29.96
80.01% to 90.00%                     197         48,786,608.76          27.78
90.01% to 100.00%                    339         44,630,545.45          25.41
100.01% to 110.00%                     5            564,483.47           0.32
110.01% to 120.00%                     1            129,579.54           0.07
                                     ---       ---------------         ------
TOTAL:                               900       $175,620,686.06         100.00%
                                     ===       ===============         ======

                             GEOGRAPHIC DISTRIBUTION

                                                              % OF AGGREGATE
                                             AGGREGATE     PRINCIPAL BALANCE OF
                               NUMBER        PRINCIPAL        THE FIXED RATE
                            OF MORTGAGE       BALANCE         MORTGAGE LOANS
       STATE                   LOANS        OUTSTANDING         OUTSTANDING
       -----                   -----        -----------         -----------
California                      309       $ 66,212,631.56          37.70%
New York                         86         25,177,210.02          14.34
New Jersey                       64         19,798,532.62          11.27
Florida                         100         14,053,132.28           8.00
Illinois                         42          7,136,655.75           4.06
Massachusetts                    17          5,514,557.83           3.14
Texas                            46          4,747,022.65           2.70
Arizona                          38          4,745,978.23           2.70
Ohio                             19          3,131,078.75           1.78
Connecticut                      14          3,024,544.41           1.72
Virginia                         12          2,729,579.51           1.55
North Carolina                   13          2,038,974.02           1.16
Washington                        8          1,950,756.16           1.11
Maryland                          9          1,593,694.78           0.91
Nevada                            9          1,587,129.47           0.90
Pennsylvania                     13          1,361,366.85           0.78
New Hampshire                     4          1,277,065.58           0.73
Michigan                         14          1,240,027.58           0.71
Louisiana                         7          1,093,938.76           0.62
Georgia                           8            973,445.75           0.55
Hawaii                            5            806,999.08           0.46
Minnesota                         3            780,754.52           0.44
Colorado                          5            658,104.27           0.37
Missouri                          7            636,322.35           0.36
South Carolina                    3            569,170.01           0.32
Tennessee                         4            370,817.43           0.21
Indiana                           6            368,090.71           0.21
Oregon                            6            301,934.62           0.17
Idaho                             3            270,395.85           0.15
Alabama                           4            265,160.69           0.15
District of Columbia              1            220,879.03           0.13
Oklahoma                          3            214,447.45           0.12
West Virginia                     3            169,033.91           0.10
Utah                              3            166,856.81           0.10
Iowa                              2            114,066.14           0.06
Kentucky                          2             90,500.00           0.05
New Mexico                        3             87,501.82           0.05
Mississippi                       3             77,638.32           0.04
Wisconsin                         1             39,748.14           0.02
Montana                           1             24,942.35           0.01
                                ---       ---------------         ------
TOTAL:                          900       $175,620,686.06         100.00%
                                ===       ===============         ======

                               LOAN DOCUMENTATION

                                                                 % OF AGGREGATE
                                                AGGREGATE     PRINCIPAL BALANCE OF
                                  NUMBER        PRINCIPAL        THE FIXED RATE
                               OF MORTGAGE       BALANCE         MORTGAGE LOANS
   DOCUMENTATION LEVEL            LOANS        OUTSTANDING         OUTSTANDING
   -------------------            -----        -----------         -----------
Full Documentation                 438       $ 76,245,475.64          43.41%
Stated Income                      266         55,576,693.19          31.65
No Documentation                   139         31,552,176.72          17.97
Limited Documentation               29          6,038,006.08           3.44
Alternate Documentation             26          5,696,163.70           3.24
Streamlined Documentation            2            512,170.73           0.29
                                   ---       ---------------         ------
TOTAL:                             900       $175,620,686.06         100.00%
                                   ===       ===============         ======


                               PERFORMANCE STATUS

                                                             % OF AGGREGATE
                                            AGGREGATE     PRINCIPAL BALANCE OF
                              NUMBER        PRINCIPAL        THE FIXED RATE
                           OF MORTGAGE       BALANCE         MORTGAGE LOANS
PERFORMANCE STATUS            LOANS        OUTSTANDING         OUTSTANDING
------------------            -----        -----------         -----------
Current                        900       $175,620,686.06         100.00%
                               ---       ---------------         ------
TOTAL:                         900       $175,620,686.06         100.00%
                               ===       ===============         ======


                             PREPAYMENT PENALTY TERM

                                                                % OF AGGREGATE
                                               AGGREGATE     PRINCIPAL BALANCE OF
                                 NUMBER        PRINCIPAL        THE FIXED RATE
                              OF MORTGAGE       BALANCE         MORTGAGE LOANS
PREPAYMENT PENALTY TERM          LOANS        OUTSTANDING         OUTSTANDING
-----------------------          -----        -----------         -----------
2 months                            1       $    289,800.43           0.17%
12 months                          56         18,198,096.03          10.36
24 months                         113          9,504,519.71           5.41
30 months                          10            437,609.32           0.25
36 months                         324         70,822,242.95          40.33
48 months                           1            285,571.04           0.16
60 months                          18          5,103,255.55           2.91
No Prepayment Penalties           377         70,979,591.03          40.42
                                  ---       ---------------         ------
TOTAL:                            900       $175,620,686.06         100.00%
                                  ===       ===============         ======

C-BASS SERIES 2004-CB2

              GROUP II MORTGAGE LOAN CHARACTERISTICS SUMMARY REPORT

      SUMMARY                                                                        TOTAL              MINIMUM             MAXIMUM
      -------                                                                        -----              -------             -------
      Aggregate Current Principal Balance                                 $ 245,969,707.55
      Number of Mortgage Loans                                                       1,074
      (1)Average Outstanding Principal Balance                            $     229,022.07       $     6,340.14       $  991,268.69
      (1)Average Original Loan Balance                                    $     229,876.57       $    20,200.00       $  993,255.00
      (1)Weighted Average Current Combined Loan-to-Value Ratio                       83.31%               12.68%             100.00%
      (1)Weighted Average Loan Rate                                                  7.279%               3.250%             16.550%
      (1)Weighted Average Gross Margin                                               5.922%               2.000%             10.750%
      (1)Weighted Average Initial Periodic Cap                                       2.646%               1.000%              5.000%
      (1)Weighted Average Subsequent Periodic Cap                                    1.147%               1.000%              3.000%
      (1),(2)Weighted Average Minimum Interest Rate                                  7.295%               0.000%             16.550%
      (1)Weighted Average Maximum Interest Rate                                     13.592%               8.875%             23.050%
      (1)Weighted Average Original Term to Maturity (months)                           360                  120                 360
      (1)Weighted Average Remaining Term to Stated Maturity (months)                   354                   54                 359
      (1)Weighted Average Term to Roll (months)                                         21                    1                  82
      (1),(3)Weighted Average Credit Score                                             635                  457                 789

(1) Average or Weighted Average reflected in Total.

(2) 92.37% of the Group II Mortgage Loans have minimum interest rates.

(3) 100.00% of the Group II Mortgage Loans have FICO Scores.

                                                        PERCENT OF CUT-OFF DATE
                                   RANGE                   PRINCIPAL BALANCE
                                   -----                   -----------------
PRODUCT TYPE                       Fully Amortizing             100.00%
                                   Balloon Payment                0.00%

LIEN                               First                        100.00%
                                   Second                         0.00%


GEOGRAPHIC DISTRIBUTION            California                    52.93%
                                   Florida                        8.03%
                                   Illinois                       5.65%
                                   New York                       2.98%
                                   Maryland                       2.96%

LARGEST ZIP CODE CONCENTRATION     94015                          1.22%

FHA-VA LOANS                                                      0.00%

SELLER FINANCED LOANS                                             0.00%

SECTION 32 LOANS                                                  0.14%

LOANS WITH BORROWER PMI                                           2.43%

LOANS WITH LENDER PMI                                             0.44%

LOANS WITH PREPAYMENT PENALTIES                                  78.97%

                                PRINCIPAL BALANCE

                                                                   % OF AGGREGATE
                                                  AGGREGATE     PRINCIPAL BALANCE OF
                                    NUMBER        PRINCIPAL      THE ADJUSTABLE RATE
                                 OF MORTGAGE       BALANCE         MORTGAGE LOANS
PRINCIPAL BALANCE OUTSTANDING       LOANS        OUTSTANDING         OUTSTANDING
-----------------------------       -----        -----------         -----------
$1 to $50,000                            59    $  2,175,786.31           0.88%
$50,001 to $100,000                     184      13,935,837.21           5.67
$100,001 to $150,000                    162      20,204,995.99           8.21
$150,001 to $200,000                    124      21,467,577.76           8.73
$200,001 to $250,000                     58      13,034,188.29           5.30
$250,001 to $300,000                    169      46,203,595.22          18.78
$300,001 to $350,000                    112      36,365,569.97          14.78
$350,001 to $400,000                     83      31,234,926.54          12.70
$400,001 to $450,000                     44      18,681,119.25           7.59
$450,001 to $500,000                     40      19,031,074.09           7.74
$500,001 to $550,000                     12       6,237,058.61           2.54
$550,001 to $600,000                     15       8,730,975.29           3.55
$600,001 to $650,000                      8       5,056,971.06           2.06
$650,001 to $700,000                      1         666,387.90           0.27
$950,001 to $1,000,000                    3       2,943,644.06           1.20
                                      -----    ---------------         ------
TOTAL:                                1,074    $245,969,707.55         100.00%
                                      =====    ===============         ======

                                   FICO SCORE

                                                                        % OF AGGREGATE
                            NUMBER            AGGREGATE            PRINCIPAL BALANCE OF THE
                           OF MORTGAGE    PRINCIPAL BALANCE       ADJUSTABLE RATE MORTGAGE LOANS
FICO SCORES                  LOANS           OUTSTANDING                  OUTSTANDING
-----------                  -----           -----------                  -----------
441 to 460                      2         $    167,520.01                             0.07%
461 to 480                      5              285,271.01                              0.12
481 to 500                     13            1,680,946.71                              0.68
501 to 520                     40            6,759,753.35                              2.75
521 to 540                     82           13,556,671.27                              5.51
541 to 560                     74           12,606,430.50                              5.13
561 to 580                     79           15,582,592.06                              6.34
581 to 600                     93           19,118,796.58                              7.77
601 to 620                     97           21,246,216.24                              8.64
621 to 640                    138           32,000,945.92                             13.01
641 to 660                    132           35,841,810.95                             14.57
661 to 680                    105           30,403,640.71                             12.36
681 to 700                     77           19,449,849.34                              7.91
701 to 720                     63           17,668,023.38                              7.18
721 to 740                     33            8,908,244.42                              3.62
741 to 760                     20            5,655,665.25                              2.30
761 to 780                     14            3,399,674.23                              1.38
781 to 800                      7            1,637,655.62                              0.67
                            -----         ---------------                           ------
TOTAL:                      1,074         $245,969,707.55                           100.00%
                            =====         ===============                           ======

                            ORIGINAL TERM TO MATURITY

                                                                                     % OF AGGREGATE
                                      NUMBER                AGGREGATE            PRINCIPAL BALANCE OF THE
 ORIGINAL TERM TO MATURITY        OF MORTGAGE           PRINCIPAL BALANCE     ADJUSTABLE RATE MORTGAGE LOANS
        (MONTHS)                      LOANS                 OUTSTANDING                 OUTSTANDING
        --------                      -----                 -----------                 -----------
109 to 120                              2                $     41,053.36                       0.02%
169 to 180                              2                      88,740.85                       0.04
229 to 240                              1                      72,059.22                       0.03
289 to 300                              2                     721,591.12                       0.29
349 to 360                           1067                 245,046,263.00                      99.62
                                    -----                ---------------                     ------
TOTAL:                              1,074                $245,969,707.55                     100.00%
                                    =====                ===============                     ======


                        REMAINING TERM TO STATED MATURITY

                                                                                                    % OF AGGREGATE
                                                 NUMBER            AGGREGATE                 PRINCIPAL BALANCE OF THE
REMAINING TERM TO STATED MATURITY             OF MORTGAGE      PRINCIPAL BALANCE           ADJUSTABLE RATE MORTGAGE LOANS
            (MONTHS)                             LOANS             OUTSTANDING                        OUTSTANDING
            --------                             -----             -----------                        -----------
49 to 60                                            2         $     41,053.36                             0.02%
109 to 120                                          2               88,740.85                              0.04
169 to 180                                          1               72,059.22                              0.03
253 to 264                                          4              502,462.55                              0.20
277 to 288                                          2              118,445.44                              0.05
289 to 300                                         79            6,014,862.50                              2.45
313 to 324                                          3              494,333.05                              0.20
325 to 336                                          2              377,682.48                              0.15
337 to 348                                         12            3,439,918.21                              1.40
349 to 360                                        967          234,820,149.89                             95.47
                                                -----         ---------------                           ------
TOTAL:                                          1,074         $245,969,707.55                           100.00%
                                                =====         ===============                           ======

                                  PROPERTY TYPE

                                                                                         % OF AGGREGATE
                                       NUMBER            AGGREGATE                    PRINCIPAL BALANCE OF THE
                                    OF MORTGAGE      PRINCIPAL BALANCE          ADJUSTABLE RATE MORTGAGE LOANS
PROPERTY TYPE                          LOANS            OUTSTANDING                          OUTSTANDING
-------------                          -----            -----------                          -----------
Single Family                            774         $171,816,756.13                            69.85%
PUD                                      117           33,924,027.23                             13.79
2-Family                                  59           14,355,199.56                              5.84
Condo                                     73           13,952,282.78                              5.67
3-Family                                  29            7,429,559.74                              3.02
4-Family                                  13            3,886,506.51                              1.58
Townhouse                                  7              441,209.82                              0.18
Manufactured Housing                       2              164,165.78                              0.07
                                       -----         ---------------                           ------
TOTAL:                                 1,074         $245,969,707.55                           100.00%
                                       =====         ===============                           ======


                                    OCCUPANCY

                                                                                  % OF AGGREGATE
                                 NUMBER                AGGREGATE            PRINCIPAL BALANCE OF THE
                              OF MORTGAGE         PRINCIPAL BALANCE     ADJUSTABLE RATE MORTGAGE LOANS
OCCUPANCY                         LOANS               OUTSTANDING                OUTSTANDING
Primary                            969             $227,924,509.35                     92.66%
Investment                          94               15,246,549.36                       6.2
Second Home                         11                2,798,648.84                      1.14
                                 -----             ---------------                    ------
TOTAL:                           1,074             $245,969,707.55                    100.00%
                                 =====             ===============                    ======


                                  LOAN PURPOSE

                                                                                     % OF AGGREGATE
                                 NUMBER             AGGREGATE                   PRINCIPAL BALANCE OF THE
                               OF MORTGAGE       PRINCIPAL BALANCE           ADJUSTABLE RATE MORTGAGE LOANS
LOAN PURPOSE                      LOANS             OUTSTANDING                          OUTSTANDING
------------                      -----             -----------                          -----------
Equity Refinance                  506             $118,397,860.01                            48.14%
Purchase                          499              113,589,622.09                             46.18
Rate/Term Refinance                69               13,982,225.45                              5.68
                                -----             ---------------                           ------
TOTAL:                          1,074             $245,969,707.55                           100.00%
                                =====             ===============                           ======

                           CURRENT MORTGAGE LOAN RATE

                                                                                                 % OF AGGREGATE
                                             NUMBER           AGGREGATE                    PRINCIPAL BALANCE OF THE
                                          OF MORTGAGE     PRINCIPAL BALANCE            ADJUSTABLE RATE MORTGAGE LOANS
RANGE OF CURRENT MORTGAGE LOAN RATE           LOANS           OUTSTANDING                        OUTSTANDING
3.001% to 3.500%                                2         $    622,468.75                              0.25%
3.501% to 4.000%                                2              744,532.15                              0.30
4.501% to 5.000%                                3              765,549.55                              0.31
5.001% to 5.500%                                9            2,950,313.11                              1.20
5.501% to 6.000%                               57           19,667,046.74                              8.00
6.001% to 6.500%                              124           37,709,851.33                             15.33
6.501% to 7.000%                              212           58,976,055.24                             23.98
7.001% to 7.500%                              171           43,996,251.30                             17.89
7.501% to 8.000%                              160           35,535,853.32                             14.45
8.001% to 8.500%                               91           18,110,160.17                              7.36
8.501% to 9.000%                               77           10,699,435.35                              4.35
9.001% to 9.500%                               41            5,685,637.27                              2.31
9.501% to 10.000%                              41            4,523,031.95                              1.84
10.001% to 10.500%                             26            2,099,071.65                              0.85
10.501% to 11.000%                             22            1,662,819.57                              0.68
11.001% to 11.500%                             11              880,344.61                              0.36
11.501% to 12.000%                              7              411,775.23                              0.17
12.001% to 12.500%                              3              221,262.04                              0.09
12.501% to 13.000%                              7              387,075.22                              0.16
13.001% to 13.500%                              2               65,101.71                              0.03
13.501% to 14.000%                              3              153,363.83                              0.06
14.001% to 14.500%                              1               51,187.63                              0.02
14.501% to 15.000%                              1               31,547.45                              0.01
16.501% to 17.000%                              1               19,972.38                              0.01
                                            -----         ---------------                            ------
TOTAL:                                      1,074         $245,969,707.55                            100.00%
                                            =====         ===============                            ======

                      CURRENT COMBINED LOAN-TO-VALUE RATIO

                                                                                                 % OF AGGREGATE
                                            NUMBER                AGGREGATE                PRINCIPAL BALANCE OF THE
RANGE OF CURRENT COMBINED                 OF MORTGAGE         PRINCIPAL BALANCE          ADJUSTABLE RATE MORTGAGE LOANS
   LOAN-TO-VALUE RATIO                       LOANS               OUTSTANDING                        OUTSTANDING
   -------------------                       -----               -----------                        -----------
10.01% to 20.00%                               2             $     76,213.23                              0.03%
20.01% to 30.00%                               3                  142,313.90                              0.06
30.01% to 40.00%                               3                  352,152.40                              0.14
40.01% to 50.00%                               7                  591,795.34                              0.24
50.01% to 60.00%                              21                3,139,000.33                              1.28
60.01% to 70.00%                              93               21,407,271.96                              8.70
70.01% to 80.00%                             417               92,265,148.93                             37.51
80.01% to 90.00%                             351               80,282,791.85                             32.64
90.01% to 100.00%                            177               47,713,019.61                             19.40
                                           -----             ---------------                            ------
TOTAL:                                     1,074             $245,969,707.55                            100.00%
                                           =====             ===============                            ======

                             GEOGRAPHIC DISTRIBUTION

                                                                     % OF AGGREGATE
                          NUMBER            AGGREGATE            PRINCIPAL BALANCE OF THE
                        OF MORTGAGE     PRINCIPAL BALANCE     ADJUSTABLE RATE MORTGAGE LOANS
STATE                      LOANS           OUTSTANDING                  OUTSTANDING
-----                      -----           -----------                  -----------
California                  410         $130,187,364.85                             52.93%
Florida                     125           19,762,052.21                              8.03
Illinois                     71           13,885,018.50                              5.65
New York                     30            7,338,741.74                              2.98
Maryland                     33            7,285,858.78                              2.96
New Jersey                   30            6,217,378.63                              2.53
Arizona                      32            5,362,544.17                              2.18
Washington                   20            4,955,347.46                              2.01
Massachusetts                23            4,804,797.07                              1.95
Colorado                     19            4,233,537.00                              1.72
Texas                        37            4,171,370.10                              1.70
Connecticut                  15            3,892,276.55                              1.58
Nevada                       13            3,884,449.19                              1.58
Michigan                     29            3,730,655.98                              1.52
Virginia                     17            3,380,682.90                              1.37
Pennsylvania                 21            3,147,517.12                              1.28
Ohio                         21            2,339,076.00                              0.95
Oregon                       11            2,055,297.64                              0.84
South Carolina                5            1,987,963.70                              0.81
Wisconsin                    13            1,421,377.81                              0.58
Georgia                       7            1,278,769.87                              0.52
Minnesota                     5            1,223,098.24                              0.50
Indiana                      14            1,103,969.05                              0.45
Tennessee                     4              977,095.26                              0.40
North Carolina                9              944,800.28                              0.38
Hawaii                        4              912,149.32                              0.37
Oklahoma                     10              878,590.53                              0.36
Missouri                      8              692,573.68                              0.28
New Mexico                    4              495,538.31                              0.20
Utah                          2              412,665.35                              0.17
Louisiana                     4              362,641.49                              0.15
Kansas                        4              350,756.75                              0.14
District of Columbia          3              336,527.80                              0.14
Arkansas                      4              285,733.40                              0.12
Kentucky                      3              281,185.54                              0.11
Delaware                      1              249,738.00                              0.10
Montana                       3              225,374.93                              0.09
Rhode Island                  1              197,740.34                              0.08
Idaho                         2              178,338.30                              0.07
Mississippi                   3              166,613.22                              0.07
Alabama                       2              160,073.03                              0.07
Nebraska                      1              158,470.51                              0.06
West Virginia                 1               53,956.95                              0.02
                          -----         ---------------                            ------
TOTAL:                    1,074         $245,969,707.55                            100.00%
                          =====         ===============                            ======

                               LOAN DOCUMENTATION

                                                                                           % OF AGGREGATE
                                          NUMBER         AGGREGATE                   PRINCIPAL BALANCE OF THE
                                       OF MORTGAGE    PRINCIPAL BALANCE            ADJUSTABLE RATE MORTGAGE LOANS
DOCUMENTATION LEVEL                       LOANS          OUTSTANDING                            OUTSTANDING
-------------------                       -----          -----------                            -----------
Stated Income                              472         $125,928,042.91                            51.20%
Full Documentation                         539          100,905,759.93                            41.02
Alternate Documentation                     31            9,837,749.30                             4.00
Limited Documentation                       18            5,623,956.39                             2.29
No Documentation                            13            3,401,349.10                             1.38
Streamlined Documentation                    1              272,849.92                             0.11
                                         -----         ---------------                           ------
TOTAL:                                   1,074         $245,969,707.55                           100.00%
                                         =====         ===============                           ======

                               PERFORMANCE STATUS

                                                                                        % OF AGGREGATE
                                          NUMBER                AGGREGATE            PRINCIPAL BALANCE OF THE
                                       OF MORTGAGE         PRINCIPAL BALANCE     ADJUSTABLE RATE MORTGAGE LOANS
PERFORMANCE STATUS                        LOANS               OUTSTANDING                  OUTSTANDING
------------------                        -----               -----------                  -----------
Current                                   1,074              $245,969,707.55                  100.00%
                                          -----              ---------------                  ------
TOTAL:                                    1,074              $245,969,707.55                  100.00%
                                          =====              ===============                  ======

                             PREPAYMENT PENALTY TERM

                                                                                                 % OF AGGREGATE
                                           NUMBER                AGGREGATE                  PRINCIPAL BALANCE OF THE
                                         OF MORTGAGE         PRINCIPAL BALANCE           ADJUSTABLE RATE MORTGAGE LOANS
PREPAYMENT PENALTY TERM                     LOANS               OUTSTANDING                        OUTSTANDING
-----------------------                     -----               -----------                        -----------
2 months                                        2              $    532,100.37                         0.22%
6 months                                        3                   311,449.05                         0.13
12 months                                      39                11,947,059.30                         4.86
24 months                                     678               163,268,418.52                        66.38
30 months                                       1                   137,907.72                         0.06
35 months                                       1                   475,459.80                         0.19
36 months                                      70                17,074,591.08                         6.94
60 months                                       2                   504,832.56                         0.21
No Prepayment Penalty                         278                51,717,889.15                        21.03
                                            -----              ---------------                       ------
TOTAL:                                      1,074              $245,969,707.55                       100.00%
                                            =====              ===============                       ======

                                  GROSS MARGIN

                                                                                           % OF AGGREGATE
                                      NUMBER                AGGREGATE                 PRINCIPAL BALANCE OF THE
  RANGE OF                          OF MORTGAGE         PRINCIPAL BALANCE         ADJUSTABLE RATE MORTGAGE LOANS
GROSS MARGINS                          LOANS               OUTSTANDING                         OUTSTANDING
1.501% to 2.000%                         1               $    110,941.54                           0.05%
2.001% to 2.500%                         3                  1,210,468.75                           0.49
2.501% to 3.000%                         3                    649,441.22                           0.26
3.001% to 3.500%                        20                  7,088,727.69                           2.88
3.501% to 4.000%                         6                  1,868,411.52                           0.76
4.001% to 4.500%                         4                    908,108.75                           0.37
4.501% to 5.000%                        57                 18,362,840.64                           7.47
5.001% to 5.500%                       168                 49,261,722.49                          20.03
5.501% to 6.000%                       263                 61,711,447.46                          25.09
6.001% to 6.500%                       357                 69,983,060.44                          28.45
6.501% to 7.000%                        96                 20,668,611.91                           8.40
7.001% to 7.500%                        35                  5,756,407.85                           2.34
7.501% to 8.000%                        21                  3,978,332.67                           1.62
8.001% to 8.500%                        21                  2,711,299.00                           1.10
8.501% to 9.000%                         9                    585,712.41                           0.24
9.001% to 9.500%                         8                    991,988.71                           0.40
10.001% to 10.500%                       1                    102,212.12                           0.04
10.501% to 11.000%                       1                     19,972.38                           0.01
                                     -----               ---------------                         ------
TOTAL:                               1,074               $245,969,707.55                         100.00%
                                     =====               ===============                         ======

                            INITIAL PERIODIC RATE CAP

                                                                                             % OF AGGREGATE
                                       NUMBER                AGGREGATE                   PRINCIPAL BALANCE OF THE
                                     OF MORTGAGE         PRINCIPAL BALANCE            ADJUSTABLE RATE MORTGAGE LOANS
INITIAL PERIODIC RATE CAP               LOANS               OUTSTANDING                         OUTSTANDING
-------------------------               -----               -----------                         -----------
1.000%                                       13         $  3,807,887.53                              1.55%
1.500%                                      170           54,695,824.06                             22.24
2.000%                                       13            3,903,133.95                              1.59
2.985%                                        1              336,000.00                              0.14
3.000%                                      867          179,295,514.95                             72.89
3.055%                                        1              385,591.12                              0.16
4.000%                                        2              515,168.74                              0.21
5.000%                                        7            3,030,587.20                              1.23
                                          -----         ---------------                            ------
TOTAL:                                    1,074         $245,969,707.55                            100.00%
                                          =====         ===============                            ======




                          SUBSEQUENT PERIODIC RATE CAP

                                                                                               % OF AGGREGATE
                                              NUMBER                AGGREGATE              PRINCIPAL BALANCE OF THE
                                            OF MORTGAGE         PRINCIPAL BALANCE        ADJUSTABLE RATE MORTGAGE LOANS
SUBSEQUENT PERIODIC RATE CAP                   LOANS               OUTSTANDING                    OUTSTANDING
----------------------------                   -----               -----------                    -----------
1.000%                                         809                $180,704,503.73                      73.47%
1.500%                                         252                  60,363,134.97                      24.54
2.000%                                           9                   3,665,308.99                       1.49
2.500%                                           2                     515,168.74                       0.21
3.000%                                           2                     721,591.12                       0.29
                                             -----                ---------------                     ------
TOTAL:                                       1,074                $245,969,707.55                     100.00%
                                             =====                ===============                     ======

                              MAXIMUM MORTGAGE RATE

                                                                                                        % OF AGGREGATE
                                                       NUMBER                AGGREGATE            PRINCIPAL BALANCE OF THE
                   RANGE OF                          OF MORTGAGE         PRINCIPAL BALANCE     ADJUSTABLE RATE MORTGAGE LOANS
            MAXIMUM MORTGAGE RATES                      LOANS               OUTSTANDING                  OUTSTANDING
            ----------------------                      -----               -----------                  -----------
8.501% to 9.000%                                          2              $     744,532.15                     0.30%
10.501% to 11.000%                                        9                  3,772,982.35                     1.53
11.001% to 11.500%                                        9                  2,945,888.83                     1.20
11.501% to 12.000%                                       36                 11,658,407.73                     4.74
12.001% to 12.500%                                       77                 21,169,759.32                     8.61
12.501% to 13.000%                                      164                 45,786,829.80                    18.61
13.001% to 13.500%                                      162                 45,942,082.91                    18.68
13.501% to 14.000%                                      176                 42,420,228.31                    17.25
14.001% to 14.500%                                      127                 28,093,647.32                    11.42
14.501% to 15.000%                                      112                 20,682,202.23                     8.41
15.001% to 15.500%                                       51                  8,628,464.29                     3.51
15.501% to 16.000%                                       41                  4,742,936.36                     1.93
16.001% to 16.500%                                       36                  4,248,825.45                     1.73
16.501% to 17.000%                                       22                  2,167,405.45                     0.88
17.001% to 17.500%                                       16                    882,884.68                     0.36
17.501% to 18.000%                                       11                    816,665.03                     0.33
18.001% to 18.500%                                        5                    336,455.08                     0.14
18.501% to 19.000%                                        2                    188,823.16                     0.08
19.001% to 19.500%                                        9                    442,206.31                     0.18
19.501% to 20.000%                                        1                     42,409.50                     0.02
20.001% to 20.500%                                        2                    125,184.32                     0.05
20.501% to 21.000%                                        2                     79,367.14                     0.03
21.001% to 21.500%                                        1                     31,547.45                     0.01
23.001% to 23.500%                                        1                     19,972.38                     0.01
                                                      -----              ----------------                   ------
TOTAL:                                                1,074              $ 245,969,707.55                   100.00%
                                                      =====              ================                   ======

                              MINIMUM MORTGAGE RATE

                                                                                     % OF AGGREGATE
                                    NUMBER                AGGREGATE            PRINCIPAL BALANCE OF THE
     RANGE OF                   OF MORTGAGE         PRINCIPAL BALANCE     ADJUSTABLE RATE MORTGAGE LOANS
MINIMUM MORTGAGE RATES              LOANS               OUTSTANDING                  OUTSTANDING
----------------------              -----               -----------                  -----------
No Floor                             97               $ 18,759,766.14                        7.63%
2.501% to 3.000%                      1                    120,085.22                        0.05
3.501% to 4.000%                      1                    260,246.65                        0.11
4.501% to 5.000%                      3                    765,549.55                        0.31
5.001% to 5.500%                      9                  2,950,313.11                        1.20
5.501% to 6.000%                     52                 17,875,534.43                        7.27
6.001% to 6.500%                    115                 35,528,176.39                       14.44
6.501% to 7.000%                    195                 55,418,104.92                       22.53
7.001% to 7.500%                    150                 39,448,211.41                       16.04
7.501% to 8.000%                    140                 31,943,283.24                       12.99
8.001% to 8.500%                     85                 17,609,725.82                        7.16
8.501% to 9.000%                     72                 10,341,845.14                        4.20
9.001% to 9.500%                     36                  5,051,958.79                        2.05
9.501% to 10.000%                    36                  4,068,141.70                        1.65
10.001% to 10.500%                   25                  2,007,908.84                        0.82
10.501% to 11.000%                   22                  1,662,819.57                        0.68
11.001% to 11.500%                   11                    880,344.61                        0.36
11.501% to 12.000%                    6                    348,181.76                        0.14
12.001% to 12.500%                    3                    221,262.04                        0.09
12.501% to 13.000%                    7                    387,075.22                        0.16
13.001% to 13.500%                    2                     65,101.71                        0.03
13.501% to 14.000%                    3                    153,363.83                        0.06
14.001% to 14.500%                    1                     51,187.63                        0.02
14.501% to 15.000%                    1                     31,547.45                        0.01
16.501% to 17.000%                    1                     19,972.38                        0.01
                                  -----               ---------------                      ------
TOTAL:                            1,074               $245,969,707.55                      100.00%
                                  =====               ===============                      ======

                         NEXT LOAN RATE ADJUSTMENT MONTH

                                                                                       % OF AGGREGATE
                                        NUMBER                AGGREGATE            PRINCIPAL BALANCE OF THE
 NEXT LOAN RATE                       OF MORTGAGE         PRINCIPAL BALANCE     ADJUSTABLE RATE MORTGAGE LOANS
ADJUSTMENT MONTH                         LOANS               OUTSTANDING                  OUTSTANDING
----------------                         -----               -----------                  -----------
March 2004                                39               $  3,316,155.49                 1.35%
April 2004                                 4                  1,153,789.49                 0.47
May 2004                                   6                    965,072.36                 0.39
June 2004                                  1                     32,438.88                 0.01
July 2004                                 23                  1,928,405.47                 0.78
August 2004                               29                  1,991,326.63                 0.81
October 2004                               1                    534,930.15                 0.22
December 2004                              2                    944,255.98                 0.38
January 2005                               2                    230,113.36                 0.09
February 2005                              1                    188,756.40                 0.08
April 2005                                 4                    986,737.08                 0.40
May 2005                                   2                    511,617.85                 0.21
July 2005                                 20                  5,233,855.95                 2.13
August 2005                              112                 38,059,081.17                15.47
September 2005                            30                  8,071,748.38                 3.28
October 2005                             130                 38,154,081.81                15.51
November 2005                            354                 79,208,801.98                32.20
December 2005                            208                 37,955,720.75                15.43
January 2006                              29                  5,269,547.03                 2.14
June 2006                                  1                     79,664.17                 0.03
August 2006                                2                    757,913.54                 0.31
September 2006                            12                  3,520,123.15                 1.43
October 2006                              16                  4,682,280.42                 1.90
November 2006                             21                  5,278,225.18                 2.15
December 2006                             12                  2,170,589.65                 0.88
August 2007                                1                    588,000.00                 0.24
September 2008                             2                    676,936.17                 0.28
October 2008                               3                  1,043,722.44                 0.42
November 2008                              6                  1,951,531.12                 0.79
December 2010                              1                    484,285.50                 0.20
                                       -----               ---------------               ------
TOTAL:                                 1,074               $245,969,707.55               100.00%
                                       =====               ===============               ======


                              ASSUMED MORTGAGE POOL
                             GROUP I MORTGAGE LOANS

                                      NET                    ORIGINAL
                     MORTGAGE       MORTGAGE     ORIGINAL   AMORTIZATION    LOAN    INTEREST ONLY  PREPAYMENT
   PRINCIPAL         INTEREST      INTEREST        TERM        TERM         AGE         TERM          TERM
   BALANCE($)         RATE(%)        RATE(%)     (MONTHS)    (MONTHS)     (MONTHS)    (MONTHS)      (MONTHS)
   ----------         -------        -------     --------    --------     --------    --------      --------
       56,243.37      10.000          9.489          84         135          13           0           0

    1,197,904.19       8.030          7.519         180         360           5           0          12

    1,568,942.94       7.361          6.850         180         360           4           0          36

      308,124.34       8.000          7.489         180         360           4           0          60

       22,463.00       9.337          8.826          42          42           9           0           0

      107,201.58       8.703          8.192         117         117          31           0           0

       48,421.83      10.680         10.169         120         120          16           0          36

       18,370.46      10.131          9.620         120         120          66           0          60

    4,371,240.15       6.905          6.394         180         180          11           0           0

      361,603.39       5.424          4.913         180         180           6           0          12

                                      NET                    ORIGINAL
                     MORTGAGE       MORTGAGE     ORIGINAL   AMORTIZATION    LOAN    INTEREST ONLY  PREPAYMENT
   PRINCIPAL         INTEREST      INTEREST        TERM        TERM         AGE         TERM          TERM
   BALANCE($)         RATE(%)        RATE(%)     (MONTHS)    (MONTHS)     (MONTHS)    (MONTHS)      (MONTHS)
   ----------         -------        -------     --------    --------     --------    --------      --------

      493,229.41       6.679          6.168         180         180           3           0          24

    3,102,177.02       6.702          6.191         180         180           4           0          36

       48,565.17       6.500          5.989         180         180          14           0          60

      324,206.71       9.897          9.386         228         228          24           0           0

       42,356.35      10.350          9.839         240         240          31           0          30

    1,547,488.13       6.356          5.845         240         240           5           0          36

      686,371.63       8.382          7.716         280         280          12           0           0
   58,786,294.62       7.444          6.933         360         360          11           0           0
   15,074,938.71       6.989          6.478         360         360           6           0          12

      289,800.43       7.875          7.364         360         360           2           0           2

    3,947,199.98       7.725          7.214         360         360           4           0          24

      165,874.92       8.350          7.839         360         360          19           0          30
   63,204,733.80       6.753          6.242         360         360           5           0          36

      285,571.04       5.100          4.589         360         360           5           0          48

    3,442,195.59       7.240          6.729         360         360           8           0          60

    2,514,333.98       7.075          6.564         360         240           4         120           0

    1,477,014.62       7.762          7.251         360         240           4         120          12

    1,285,999.99       5.639          5.128         360         240           6         120          60

    2,543,145.36       9.582          9.071         180         360           6           0           0

    3,457,550.61      10.338          9.827         180         360           3           0          24

    1,192,217.93      10.588         10.077         180         360           3           0          36

       19,408.54      11.075         10.564         120         120          61           0           0

       78,294.15       9.430          8.919         108         108          21           0          30

      782,925.46      10.807         10.296         178         178          37           0           0

    1,531,772.26      10.278          9.767         180         180           3           0          24

       53,827.57       9.078          8.567         180         180          22           0          30

      448,948.97      10.555         10.044         218         218          33           0           0

       22,808.77      11.000         10.489         240         240           8           0          24

       97,256.33       8.820          8.309         240         240          17           0          30

       25,521.49      11.990         11.479         240         240           3           0          36

       25,973.31      13.450         12.939         243         243          42           0           0

      290,834.35      10.111          9.600         360         360           5           0           0

       86,635.12       7.750          7.239         360         360           6           0          12

       51,958.68      10.500          9.989         360         360           4           0          24

      132,739.81      10.806         10.295         360         360           6           0          36



                              ASSUMED MORTGAGE POOL
                             GROUP II MORTGAGE LOANS

                                            NET                  ORIGINAL            INTEREST
                           MORTGAGE       MORTGAGE   ORIGINAL  AMORTIZATION  LOAN      ONLY
          PRINCIPAL        INTEREST       INTEREST     TERM        TERM       AGE      TERM
         BALANCE($)         RATE(%)        RATE(%)    (MONTHS)    (MONTHS)  (MONTHS)  (MONTHS)            INDEX
         ----------         -------        -------    --------    --------  --------  --------            -----
        469,144.84           9.998          9.487     360         360          88           0         6 Month LIBOR

        534,930.15           6.000          5.489     360         360           4           0         1 Year LIBOR

        239,545.87          11.125         10.325     360         360          65           0         6 Month LIBOR

     43,212,740.81           7.819          7.292     359         359          10           0         6 Month LIBOR

     10,323,019.80           7.191          6.680     360         360           5           0         6 Month LIBOR

        532,100.37           7.634          7.123     360         360           5           0         6 Month LIBOR

    153,776,841.06           7.204          6.693     360         360           4           0         6 Month LIBOR

        137,907.72           9.140          8.629     360         360          22           0         6 Month LIBOR

      2,733,232.78           7.939          7.428     360         360          10           0         6 Month LIBOR

        311,449.05           7.652          7.141     360         360           3           0         6 Month LIBOR

        104,832.56           9.750          9.239     360         360          25           0         6 Month LIBOR


                                                                     RATE      MONTHS TO
                                                                   ADJUSTMENT    NEXT        INITIAL       PERIODIC     PREPAYMENT
          PRINCIPAL        GROSS        LIFETIME       LIFETIME    FREQUENCY   ADJUSTMENT    RATE CAP      RATE CAP        TERM
         BALANCE($)       MARGIN(%)       CAP(%)         FLOOR(%)  (MONTHS)      DATE            (%)          (%)        (MONTHS)
         ----------       ---------       ------         --------  --------      ----            ---          ---        --------
        469,144.84          6.442         16.504          9.998       6           2              1.747          1.204       0

        534,930.15          3.250         12.000          6.000      12           8              2.000          2.000      12

        239,545.87          7.439         17.625         11.125       6           1              1.500          1.500       0

     43,212,740.81          6.009         14.104          7.645       6          19              2.599          1.169       0

     10,323,019.80          6.098         13.842          7.128       6          19              2.239          1.254      12

        532,100.37          5.589         14.277          7.634       6          19              2.035          1.322       2

    153,776,841.06          5.916         13.541          7.096       6          20              2.614          1.125      24

        137,907.72          8.760         16.140          9.140       6           2              3.000          1.500      30

      2,733,232.78          6.121         14.396          7.750       6          15              2.294          1.088      36

        311,449.05          6.124         13.652          6.788       6          21              3.000          1.000       6

        104,832.56          6.990         16.750          9.750       6           5              3.000          1.500      60

                                            NET                  ORIGINAL            INTEREST
                           MORTGAGE       MORTGAGE   ORIGINAL  AMORTIZATION  LOAN      ONLY
          PRINCIPAL        INTEREST       INTEREST     TERM        TERM       AGE      TERM
         BALANCE($)         RATE(%)        RATE(%)    (MONTHS)    (MONTHS)  (MONTHS)  (MONTHS)            INDEX
         ----------         -------        -------    --------    --------  --------  --------            -----
      2,847,694.17           7.983          7.472     360         360          19           0         6 Month LIBOR

      1,240,835.47           6.834          6.323     360         360           3           0         6 Month LIBOR

        475,459.80           6.000          5.489     360         360           5           0         6 Month LIBOR

     11,559,972.52           7.173          6.662     360         360           4           0         6 Month LIBOR

        788,983.99           5.547          5.036     360         360           3           0         1 Year LIBOR

        269,109.35           5.500          4.989     360         360           4           0         1 Year Treasury

      1,743,434.10           6.941          6.369     360         360          10           0         6 Month LIBOR

         37,557.60           8.865          8.354     360         360           3           0         6 Month LIBOR

        484,285.50           3.875          3.364     360         360           2           0         1 Year LIBOR

        721,591.12           5.003          4.492     300         180           7         120         1 Month LIBOR

        622,468.75           3.310          2.799     360         240          15         120         6 Month LIBOR

        820,000.00           7.391          6.880     360         300           3          60         6 Month LIBOR

      7,956,341.99           6.964          6.453     360         305           3          55         6 Month LIBOR

      1,291,391.81           6.406          5.895     360         300           3          60         6 Month LIBOR

        294,400.00           5.875          5.364     360         300           3          60         6 Month LIBOR


        852,436.37           6.990          6.479     360         300           3          60         6 Month LIBOR

        588,000.00           5.875          5.364     360         300          18          60         1 Year LIBOR

        600,000.00           5.750          5.239     360         240           3         120         1 Year LIBOR

        400,000.00           5.990          5.479     360         240           3         120         1 Year LIBOR


                                                                     RATE      MONTHS TO
                                                                  ADJUSTMENT     NEXT        INITIAL       PERIODIC     PREPAYMENT
          PRINCIPAL        GROSS        LIFETIME       LIFETIME    FREQUENCY   ADJUSTMENT    RATE CAP      RATE CAP        TERM
         BALANCE($)       MARGIN(%)       CAP(%)         FLOOR(%)  (MONTHS)      DATE            (%)          (%)        (MONTHS)
         ----------       ---------       ------         --------  --------      ----            ---          ---        --------
      2,847,694.17          6.812         14.124          7.983       6          26              2.784          1.123       0

      1,240,835.47          5.683         13.051          6.834       6          33              2.674          1.109      24

        475,459.80          5.000         12.000          6.000       6          31              1.000          1.000      35

     11,559,972.52          6.311         13.625          7.108       6          32              2.882          1.044      36

        788,983.99          3.167         11.218          3.580      12          57              3.660          2.000       0

        269,109.35          2.750         11.500          5.500      12          56              3.000          2.000      12

      1,743,434.10          3.592         12.084          3.904       6          51              4.356          1.048       0

         37,557.60          6.250         14.865          8.865       6          57              3.000          1.000      36

        484,285.50          3.250          8.875          3.250      12          82              3.000          2.000       0

        721,591.12          3.767         12.000          5.003       1           1              3.022          3.000       0

        622,468.75          2.155         11.000          2.155       6           3              1.000          1.000       0

        820,000.00          6.734         13.391          7.391       6          21              3.000          1.000      12

      7,956,341.99          6.332         12.964          6.964       6          21              3.000          1.000      24

      1,291,391.81          6.253         12.406          6.406       6          21              3.000          1.000      36

        294,400.00          5.750         11.875          5.875       6          33              3.000          1.000      24

        852,436.37          6.077         12.990          6.990       6          33              3.000          1.000      36

        588,000.00          2.250         10.875          2.250      12          42              5.000          2.000       0

        600,000.00          4.875         10.750          5.750      12          57              5.000          2.000      36

        400,000.00          5.000         10.990          5.990      12          57              5.000          2.000      60

                            ONE MONTH LIBOR CAP TABLE

                                                            1ML         1ML
                                                           STRIKE      STRIKE

                                             NOTIONAL       LOWER       UPPER
                                           BALANCE ($)    COLLAR (%)   COLLAR (%)
                                           -----------    ----------   ----------
   1           3/12/04        3/25/04     66,396,000.00     8.100       8.100
   2           3/25/04        4/25/04     66,396,000.00     4.033       8.100
   3           4/25/04        5/25/04     66,396,000.00     4.294       8.100
   4           5/25/04        6/25/04     66,396,000.00     4.196       8.100
   5           6/25/04        7/25/04     66,396,000.00     4.443       8.100
   6           7/25/04        8/25/04     66,396,000.00     4.323       8.100
   7           8/25/04        9/25/04     66,396,000.00     4.378       8.100
   8           9/25/04        10/25/04    66,396,000.00     4.616       8.100
   9          10/25/04        11/25/04    66,396,000.00     4.481       8.100
   10         11/25/04        12/25/04    66,396,000.00     4.717       8.100
   11         12/25/04        1/25/05     66,396,000.00     4.571       8.100
   12          1/25/05        2/25/05     66,396,000.00     4.613       8.100
   13          2/25/05        3/25/05     66,396,000.00     5.273       8.100
   14          3/25/05        4/25/05     66,396,000.00     4.686       8.100
   15          4/25/05        5/25/05     66,396,000.00     4.915       8.100
   16          5/25/05        6/25/05     66,396,000.00     4.764       8.100
   17          6/25/05        7/25/05     66,396,000.00     4.991       8.100
   18          7/25/05        8/25/05     66,396,000.00     4.820       8.100
   19          8/25/05        9/25/05     66,396,000.00     4.849       8.100
   20          9/25/05        10/25/05    66,396,000.00     5.338       8.100
   21         10/25/05        11/25/05    66,396,000.00     6.034       8.100

                                                            1ML         1ML
                                                           STRIKE      STRIKE

                                            NOTIONAL       LOWER       UPPER
                                           BALANCE ($)     COLLAR (%)  COLLAR (%)
                                           -----------     ----------  ----------
   22         11/25/05        12/25/05    66,396,000.00     6.359       8.100
   23         12/25/05        1/25/06     66,396,000.00     6.119       8.100
   24          1/25/06        2/25/06     66,396,000.00     6.122       8.100
   25          2/25/06        3/25/06     66,396,000.00     6.917       8.100
   26          3/25/06        4/25/06     66,396,000.00     6.270       8.100
   27          4/25/06        5/25/06     66,396,000.00     6.907       8.100
   28          5/25/06        6/25/06     66,396,000.00     6.684       8.100
   29          6/25/06        7/25/06     66,396,000.00     6.952       8.100
   30          7/25/06        8/25/06     66,396,000.00     6.697       8.100
   31          8/25/06        9/25/06     66,396,000.00     7.044       8.100
   32          9/25/06        10/25/06    66,396,000.00     7.425       8.100
   33         10/25/06        11/25/06    66,396,000.00     7.546       8.100
   34         11/25/06        12/25/06    66,396,000.00     7.863       8.100
   35         12/25/06        1/25/07     66,396,000.00     7.558       8.100
   36          1/25/07        2/25/07     66,396,000.00     7.543       8.100

                     HYPOTHETICAL AVAILABLE FUNDS CAP TABLE




                                      AV-1,             M-1,                                       M-1, M-2, M-3,
          PAYMENT                     AV-2,          M-2, M-3,                       AV-1, AV-2,     B-1, B-2, B -
PERIOD      DATE          AF-1(1)     AV-3(1)      B-1, B-2, B-3(1)      AF-1(2)      AV-3 (2)         3 (3)(4)
------      ----          -------     -------      ----------------      -------      --------         --------
1          3/25/04        5.272       12.149           12.156             5.272       12.149          12.156
2          4/25/04        5.359       5.180            5.183              5.359       5.180           5.183
3          5/25/04        5.440       5.433            5.436              5.440       5.446           9.250
4          6/25/04        5.515       5.329            5.332              5.515       5.352           9.250
5          7/25/04        5.584       5.572            5.577              5.584       5.599           9.250
6          8/25/04        5.648       5.451            5.457              5.648       5.477           9.250
7          9/25/04        5.708       5.504            5.512              5.708       5.531           9.250
8          10/25/04       5.765       5.738            5.749              5.765       5.766           9.250
9          11/25/04       5.818       5.597            5.611              5.818       5.632           9.250
10         12/25/04       5.869       5.828            5.845              5.869       5.866           9.250
11         1/25/05        5.917       5.681            5.700              5.917       5.718           9.250
12         2/25/05        5.962       5.720            5.741              5.962       5.757           9.250
13         3/25/05        6.005       6.374            6.400              6.005       6.415           9.250
14         4/25/05        6.046       5.786            5.814              6.046       5.825           9.250
15         5/25/05        6.085       6.008            6.041              6.085       6.051           9.250
16         6/25/05        6.121       5.840            5.876              6.121       5.906           9.250
17         7/25/05        6.156       6.061            6.103              6.156       6.129           9.250
18         8/25/05        6.188       5.890            5.934              6.188       5.956           9.250
19         9/25/05        6.219       5.918            5.963              6.219       5.982           9.250
20         10/25/05       6.249       6.108            6.172              6.249       6.686           9.250
21         11/25/05       6.277       5.858            5.958              6.277       8.136           9.250
22         12/25/05       6.303       6.095            6.192              6.303       8.576           9.250
23         1/25/06        6.328       5.912            6.013              6.328       8.315           9.250
24         2/25/06        6.351       5.927            6.033              6.351       8.330           9.250
25         3/25/06        6.374       6.585            6.704              6.374       9.248           9.250
26         4/25/06        6.395       5.969            6.077              6.395       8.610           9.250
27         5/25/06        6.415       6.188            6.300              6.415       9.667           9.250
28         6/25/06        6.434       6.007            6.117              6.434       9.431           9.250
29         7/25/06        6.452       6.226            6.340              6.452       9.765           9.250
30         8/25/06        6.469       6.043            6.153              6.469       9.467           9.250
31         9/25/06        6.772       6.467            6.511              6.772       9.890           9.250
32         10/25/06       6.772       6.683            6.729              6.772       10.466          9.250
33         11/25/06       6.772       6.482            6.519              6.772       10.973          9.250
34         12/25/06       6.772       6.701            6.738              6.772       11.426          9.250
35         1/25/07        6.772       6.484            6.521              6.772       11.058          9.250
36         2/25/07        6.772       6.484            6.521              6.772       11.058          9.250
37         3/25/07        6.772       7.179            7.220              6.772       12.243          9.608
38         4/25/07        6.772       6.484            6.521              6.772       11.295          8.774
39         5/25/07        6.772       6.701            6.739              6.772       12.452          9.413
40         6/25/07        6.772       6.484            6.522              6.772       12.116          9.122
41         7/25/07        6.772       6.701            6.739              6.772       12.520          9.407



                PAYMENT                    AV-1, AV-2,   M-1, M-2, M-3,                 AV-1, AV-2,
   PERIOD       DATE          AF-1(1)      AV-3(1)       B-1,B-2, B-3(1)     AF-1(2)         3 (2)
   ------       ----          -------      -------       ---------------     -------         -----
     42          8/25/07        6.772        6.484          6.522              6.772       12.116
     43          9/25/07        6.772        6.480          6.520              6.772       12.127
     44          10/25/07       6.772        6.696          6.738              6.772       12.590
     45          11/25/07       6.771        6.480          6.521              6.771       12.458
     46          12/25/07       6.771        6.696          6.738              6.771       12.886
     47          1/25/08        6.771        6.480          6.521              6.771       12.470
     48          2/25/08        6.771        6.480          6.521              6.771       12.471
     49          3/25/08        6.771        6.927          6.971              6.771       13.331
     50          4/25/08        6.771        6.480          6.522              6.771       12.473
     51          5/25/08        6.771        6.696          6.739              6.771       12.938
     52          6/25/08        6.771        6.466          6.516              6.771       12.558
     53          7/25/08        6.771        6.682          6.734              6.771       12.977
     54          8/25/08        6.771        6.466          6.517              6.771       12.558
     55          9/25/08        6.771        6.466          6.517              6.771       12.558
     56          10/25/08       6.771        6.682          6.735              6.771       12.979
     57          11/25/08       6.771        6.466          6.518              6.771       12.583
     58          12/25/08       6.771        6.681          6.735              6.771       13.043
     59          1/25/09        6.771        6.465          6.518              6.771       12.623
     60          2/25/09        6.771        6.465          6.518              6.771       12.623
     61          3/25/09        6.770        7.158          7.217              6.770       13.975
     62          4/25/09        6.770        6.465          6.518              6.770       12.625
     63          5/25/09        6.770        6.681          6.736              6.770       13.046
     64          6/25/09        6.770        6.465          6.519              6.770       12.625
     65          7/25/09        6.770        6.681          6.737              6.770       13.046
     66          8/25/09        6.770        6.465          6.519              6.770       12.625
     67          9/25/09        6.770        6.465          6.520              6.770       12.625
     68          10/25/09       6.770        6.681          6.737              6.770       13.046
     69          11/25/09       6.770        6.465          6.520              6.770       12.627
     70          12/25/09       6.770        6.681          6.738              6.770       13.055
     71          1/25/10        6.770        6.465          6.521              6.770       12.634
     72          2/25/10        6.769        6.465          6.521              6.769       12.634
     73          3/25/10        6.769        7.158          7.219              6.769       13.987
     74          4/25/10        6.769        6.465          6.521              6.769       12.634
     75          5/25/10        6.769        6.681          6.739              6.769       13.055
     76          6/25/10        6.769        6.465          6.521              6.769       12.634
     77          7/25/10        6.769        6.681          6.739              6.769       13.055
     78          8/25/10        6.769        6.465          6.522              6.769       12.634
     79          9/25/10        6.768        6.465          6.522              6.768       12.634
     80          10/25/10       0.000        0.000          0.000              6.768       13.055
     81          3/25/10        0.000        0.000          0.000              0.000       0.000





(1) Assumes no losses, 10% cleanup call, 23% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR, 6 month LIBOR, 1 Year LIBOR and 1 Year CMT remain constant at 1.09%, 1.17%, 1.37% and 1.26%, respectively.

(2) Assumes no losses, 10% cleanup call, 23% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR, 6 month LIBOR, 1 Year LIBOR and 1 Year CMT remain constant at 1.09%, 1.17% and 1.37% and 1.26% in month 1 and 2, respectively, all increasing to 20.00% thereafter.

(3) Assumes no losses, 10% cleanup call, 23% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR, 6 month LIBOR, 1 Year LIBOR and 1 Year CMT remain constant at 1.09%, 1.17% and 1.37% and 1.26% in month 1 and 2, respectively, all increasing to 20.00% thereafter. The values indicated include proceeds from the One Month Libor Cap, although such proceeds are excluded from the calculation of the Subordinate Rate Cap defined herein.

(4) A per annum rate equal to 12 times the quotient of (x) the total scheduled interest based on the Net Mortgage Rates in effect on the related due date less interest due on the Class A-IO Certificates on such Distribution Date and (y) the aggregate Mortgage Loan balance of the applicable accrual period multiplied by 30 and divided by the actual number of days in the related accrual period.

PREPAYMENT SPEED                           0%             80%             100%             150%             200%
----------------                           --             ---             ----             ----             ----
AV-1

PRICE             100.00000%              26               26              26               26                26
                  WAL                     18.36            2.37            1.81             1.06              0.80
                  MOD DURN                16.04            2.33            1.79             1.06              0.80
PRINCIPAL WINDOW                  Mar04 - Apr32    Mar04 - Jul12   Mar04 - Oct10    Mar04 - Jul06    Mar04 - Oct05
AV-2

PRICE             100.00000%              12               12              12               12                12
                  WAL                     14.11            1.21            1.00             0.69              0.52
                  MOD DURN                12.88            1.21            1.00             0.70              0.52
PRINCIPAL WINDOW                  Mar04 - Mar27    Mar04 - Jul06   Mar04 - Jan06    Mar04 - Jul05    Mar04 - Mar05
AV-3

PRICE             100.00000%              35               35              35               35                35
                  WAL                     26.41            4.59            3.35             1.75              1.33
                  MOD DURN                22.08            4.45            3.29             1.74              1.33
PRINCIPAL WINDOW                  Mar27 - Apr32    Jul06 - Jul12   Jan06 - Oct10    Jul05 - Jul06    Mar05 - Oct05
M-1

PRICE             100.00000%              55               55              55               55                55
                  WAL                     25.40            5.50            4.65             4.02              2.14
                  MOD DURN                20.83            5.26            4.50             3.92              2.11
PRINCIPAL WINDOW                  Nov24 - Apr32    Apr07 - Jul12   Aug07 - Oct10    Feb07 - Mar08    Jan06 - Jul06
M-2

PRICE             100.00000%              110              110             110              110               110
                  WAL                     25.40            5.48            4.54             3.96              2.63
                  MOD DURN                19.47            5.15            4.32             3.81              2.56
PRINCIPAL WINDOW                  Nov24 - Apr32    Mar07 - Jul12   May07 - Oct10    Oct07 - Mar08    Jul06 - Nov06
M-3

PRICE             100.00000%              130              130             130              130               130
                  WAL                     25.40            5.47            4.50             3.68              2.70
                  MOD DURN                19.00            5.10            4.26             3.54              2.63
PRINCIPAL WINDOW                  Nov24 - Apr32    Mar07 - Jul12   May07 - Oct10    Sep07 - Mar08    Nov06 - Nov06
B-1

PRICE             100.00000%              165              165             165              165               165
                  WAL                     25.40            5.47            4.48             3.58              2.70
                  MOD DURN                18.22            5.04            4.19             3.41              2.61
PRINCIPAL WINDOW                  Nov24 - Apr32    Mar07 - Jul12   Apr07 - Oct10    Jul07 - Mar08    Nov06 - Nov06
B-2

PRICE             100.00000%              175              175             175              175               175
                  WAL                     25.40            5.47            4.47             3.50              2.70
                  MOD DURN                18.01            5.02            4.18             3.33              2.61
PRINCIPAL WINDOW                  Nov24 - Apr32    Mar07 - Jul12   Apr07 - Oct10    Jun07 - Mar08    Nov06 - Nov06
B-3

PRICE             100.00000%              290              290             290              290               290
                  WAL                     25.40            5.46            4.45             3.42              2.70
                  MOD DURN                15.78            4.82            4.02             3.18              2.55
PRINCIPAL WINDOW                  Nov24 - Apr32    Mar07 - Jul12   Mar07 - Oct10    Apr07 - Mar08    Nov06 - Nov06

                         DISCOUNT MARGIN TABLE (TO CALL)

                             YIELD TABLE (TO CALL)

PREPAYMENT SPEED                                  0%              80%                100%               150%               200%
----------------                                  --              ---                ----               ----               ----
AF-1

      PRICE             99.99510%                3.69%          3.63%               3.62%               3.53%              3.45%
                        WAL                      16.64          3.55                2.79                1.38               0.96
                        MOD DURN                 11.64          3.14                2.53                1.31               0.92
PRINCIPAL WINDOW                         Mar04 - Apr32       Mar04 - Jul12      Mar04 - Oct10      Mar04 - Feb07      Mar04 - Jan06
A-IO

      PRICE             1.31519%                 2.50%          2.50%               2.50%               2.50%              2.50%
                        MOD DURN                 0.78           0.78                0.78                0.78               0.78

                      Discount Margin Table (To Maturity)

PREPAYMENT SPEED                          0%                 80%              100%              150%              200%
----------------                          --                 ---              ----              ----              ----
AV-1

                PRICE   100.00000%      26                 26                26                26                 26
                        WAL             18.43              2.39              1.82              1.06               0.80
                        MOD DURN        16.10              2.34              1.80              1.06               0.80
                PRINCIPAL WINDOW        Mar04 - Sep33      Mar04 - Mar14     Mar04 - Jul11     Mar04 - Jul06      Mar04 - Oct05
AV-2

                PRICE   100.00000%      12                 12                12                12                 12
                        WAL             14.11              1.21              1.00              0.69               0.52
                        MOD DURN        12.88              1.21              1.00              0.70               0.52
                PRINCIPAL WINDOW        Mar04 - Mar27      Mar04 - Jul06     Mar04 - Jan06     Mar04 - Jul05      Mar04 - Mar05
AV-3

                PRICE   100.00000%      35                 35                35                35                 35
                        WAL             26.64              4.63              3.37              1.75               1.33
                        MOD DURN        22.23              4.49              3.30              1.74               1.33
                PRINCIPAL WINDOW        Mar27 - Sep33      Jul06 - Mar14     Jan06 - Jul11     Jul05 - Jul06      Mar05 - Oct05
M-1

                PRICE   100.00000%      55                 57                57                65                 55
                        WAL             25.53              6.12              5.16              6.32               2.14
                        MOD DURN        20.92              5.79              4.94              6.02               2.11
                PRINCIPAL WINDOW        Nov24 - Jul33      Apr07 - Sep19     Aug07 - Oct16     Feb07 - May14      Jan06 - Jul06
M-2

                PRICE   100.00000%      110                114               114               115                118
                        WAL             25.53              6.04              4.98              4.37               3.14
                        MOD DURN        19.54              5.60              4.70              4.18               3.03
                PRINCIPAL WINDOW        Nov24 - Jun33      Mar07 - Jun18     May07 - Aug15     Oct07 - May11      Jul06 - Apr11
M-3

                PRICE   100.00000%      130                134               134               134                160
                        WAL             25.52              5.94              4.88              3.93               5.20
                        MOD DURN        19.06              5.48              4.57              3.76               4.88
                PRINCIPAL WINDOW        Nov24 - Mar33      Mar07 - Jul16     May07 - Jan14     Sep07 - Apr10      Nov08 - Jan10
B-1

                PRICE   100.00000%      165                170               170               169                195
                        WAL             25.50              5.87              4.80              3.79               4.38
                        MOD DURN        18.27              5.35              4.46              3.60               4.12
                PRINCIPAL WINDOW        Nov24 - Feb33      Mar07 - Nov15     Apr07 - Jun13     Jul07 - Dec09      Apr08 - Nov08
B-2

                PRICE   100.00000%      175                179               179               178                200
                        WAL             25.48              5.77              4.71              3.65               3.87
                        MOD DURN        18.05              5.25              4.37              3.47               3.66
                PRINCIPAL WINDOW        Nov24 - Dec32      Mar07 - Dec14     Apr07 - Sep12     Jun07 - Jun09      Nov07 - Apr08
B-3

                PRICE   100.00000%      290                292               292               292                321
                        WAL             25.42              5.56              4.52              3.47               3.50
                        MOD DURN        15.79              4.89              4.08              3.22               3.24
                PRINCIPAL WINDOW        Nov24 - Sep32      Mar07 - Nov13     Mar07 - Oct11     Apr07 - Nov08      Jul07 - Nov07

                           YIELD TABLE (TO MATURITY)

PREPAYMENT SPEED                                0%                     80%              100%               150%             200%
----------------                                --                     ---              ----               ----             ----
AF-1

PRICE                99.99510%                  3.69%                  3.70%            3.69%               3.53%            3.45%
                     WAL                       16.66                   4.17             3.31                1.38             0.96
                     MOD DURN                  11.65                   3.55             2.9                 1.31             0.92
                     PRINCIPAL WINDOW   Mar04 - Feb33          Mar04 - May23    Mar04 - Oct19       Mar04 - Feb07    Mar04 - Jan06
A-IO

PRICE                1.31519%                   2.50%                  2.50%            2.50%               2.50%            2.50%
                     MOD DURN                   0.78                   0.78             0.78                0.78             0.78
